UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

INREIT Real Estate Investment Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 30, 2014

Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of INREIT Real Estate Investment Trust (“Trust”), which will be held on Thursday, June 19, 2014, at 6:00 p.m., Central Standard Time, at the Holiday Inn located at 3803 13th Avenue South, Fargo, North Dakota 58103. A social reception will precede the shareholder meeting at 5:00 p.m.

The enclosed Notice of Annual Meeting of Shareholders provides information regarding each business proposal to be voted on at the meeting. These proposals and the vote the Board of Trustees recommends are:

Proposal	Recommended Vote
1. Election of nine (9) trustees to hold office until the 2015 annual meeting of shareholders and until their successors have been duly elected and qualified;	FOR
2. Ratification of the Board’s amendment to the Amended and Restated Declaration of Trust amending Article III and Article X Section 10.3.2-.3;	FOR
3. Ratification of the appointment of Baker Tilly Virchow Krause, LLP as our independent registered public accounting firm for the year ending December 31, 2014; and	FOR
4. To transact such other business as may properly come before the annual meeting or at any adjournment thereof.	FOR

Please see the Notice of Annual Meeting of Shareholders, the Proxy Statement and form of Proxy, which follow this letter, as well as the 2013 Annual Report. The Proxy Statement contains a more extensive discussion of each proposal, and therefore you should read the Proxy Statement carefully.

The annual meeting will also feature a report on the operations of the Trust, followed by a question and answer period. After the annual meeting, you will have the opportunity to speak informally with the trustees and officers of the Trust.

The Board encourages shareholders to attend the meeting in person. Whether or not you plan to attend the meeting, your vote is important regardless of the number of shares you own. We encourage you to vote by proxy so your shares will be represented and voted at the annual meeting even if you cannot attend. If you attend the meeting, you may vote in person even if you have previously returned a proxy to us by mail.

Sincerely,

/s/ Bruce W. Furness
Bruce W. Furness Chairman

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 19, 2014

To the Shareholders of INREIT Real Estate Investment Trust:

The 2014 Annual Meeting of Shareholders of INREIT Real Estate Investment Trust (“Trust”) will be held on Thursday, June 19, 2014, starting at 6:00 p.m., Central Standard Time, at the Holiday Inn located at 3803 13th Avenue South, Fargo, North Dakota 58103, for the following purposes:

1.	To elect nine (9) trustees to serve until the next annual meeting of shareholders, and until their successors are duly elected and qualified;

2.	To ratify the Board’s amendment to the Amended and Restated Declaration of Trust amending Article III and Article X Section 10.3.2-.3;

3.	To ratify the appointment of Baker Tilly Virchow Krause, LLP to serve as the independent registered public accounting firm for the year ending December 31, 2014; and

4.	To transact such other business as may properly come before the annual meeting and any and all adjournments or postponements thereof, all in accordance with the accompanying Proxy Statement.

These items are described in the proxy statement, which is part of this notice. We have not received notice of other matters that may properly be presented at the annual meeting.

Our Board of Trustees has chosen the close of business on April 15, 2014, as the record date for determining the shareholders entitled to notice of, and to vote at, the annual meeting and any adjournments or postponements thereof, all in accordance with the accompanying proxy statement.

IF YOU PLAN ON ATTENDING THE MEETING IN PERSON, PLEASE NOTIFY US BY CALLING (701) 353-2729 OR EMAILING BVANDERHAGEN@INREIT.COM, SO YOU MAY BE PRE-REGISTERED. OTHERWISE, MEETING CREDENTIALS MAY BE OBTAINED AT THE MEETING BY PERSONS IDENTIFYING THEMSELVES AS SHAREHOLDERS AS OF THE RECORD DATE. FOR A RECORD OWNER, POSSESSION OF A PROXY CARD WILL BE ADEQUATE IDENTIFICATION. FOR A BENEFICIAL-BUT-NOT-OF-RECORD OWNER, A COPY OF A BROKER’S STATEMENT SHOWING SHARES HELD FOR HIS OR HER BENEFIT ON APRIL 15, 2014, WILL BE ADEQUATE IDENTIFICATION.

By Order of the Board of Trustees,

/s/ Bruce W. Furness
Bruce W. Furness Chairman

Fargo, North Dakota

April 30, 2014

i

INREIT REAL ESTATE INVESTMENT TRUST

PROXY STATEMENT

FOR THE 2014 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 19, 2014

This proxy statement and related documents are furnished by our Board of Trustees for the solicitation of proxies from the holders of our common shares of beneficial interest in connection with the annual meeting of shareholders to be held at the Holiday Inn located at 3803 13th Avenue South, Fargo, North Dakota 58103, on Thursday, June 19, 2014, at 6:00 p.m. Central Standard Time, subject to any adjournment or postponement thereof. The Notice of Annual Meeting of Shareholders, this Proxy Statement, form of Proxy and the Annual Report will be mailed to shareholders starting on or about April 30, 2014.

VOTING AND REVOCABILITY OF PROXIES

Record Date and Share Ownership

Owners of record of common shares of beneficial interest at the close of business on April 15, 2014 will be entitled to vote at the annual meeting or adjournments or postponements thereof. As of the close of business on April 15, 2014, there were outstanding 5,489,244.0153 common shares, which is the only class of securities of the Trust entitled to vote at the annual meeting (all such common shares being referred to herein as the “shares” and all holders thereof being referred to as our “shareholders”). Each share is entitled to one vote. There is no cumulative voting for the election of trustees.

We will make available a list of holders of record of our shares as of the close of business on April 15, 2014 for inspection during normal business hours at our offices, 1711 Gold Drive South, Suite 100, Fargo, ND 58103. This list will also be available at the annual meeting. For information regarding security ownership by the Board of Trustees, management and by the beneficial owners of more than 5% of our securities, see “Security Ownership of Certain Beneficial Owners and Management.”

Voting Shares

When the proxy materials are delivered, shareholders will receive a proxy card and postage-paid return envelope. Shareholders can ensure their shares are voted at the annual meeting by signing, dating and returning the proxy in the return envelope. All proxies are to be submitted either by mail or in person at the annual meeting. If shares are held in street name, such shareholders will receive instructions from their broker, bank or other nominee, and such instructions must be followed to have their shares voted upon.

All properly executed written proxies delivered pursuant to this solicitation (and not revoked later) will be voted at the annual meeting in accordance with the instructions of the shareholder. Below is a list of the different votes shareholders may cast at the annual meeting pursuant to this solicitation.

In voting on the election of trustees to serve until the next annual meeting of shareholders, or until their successors are duly elected and qualified, shareholders may vote in one of the following ways:

1.	in favor of a nominee, or

2.	withhold vote as to a nominee.

In voting on (i) ratification of the Board’s amendment to the Amended and Restated Declaration of Trust amending Article III and Article X Section 10.3.2-.3, or (ii) ratification of the appointment of Baker Tilly Virchow Krause, LLP as our independent registered public accounting firm for the year ending December 31, 2014, shareholders may vote in one of the following ways:

1.	in favor of the proposal,

2.	against the proposal, or

3.	abstain from voting on the proposal.

Shareholders should specify their choice for each matter on the proxy. If no specific instructions are given, proxies which are signed and returned will be voted FOR the election of the trustees as set forth herein, FOR the ratification of the amendment to the Amended and Restated Declaration of Trust, and FOR the ratification of the appointment of Baker Tilly Virchow Krause, LLP as our independent registered public accounting firm for the year ending December 31, 2014.

In addition, if other matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy will vote in accordance with their best judgment with respect to such matters. This includes a motion to adjourn or postpone the annual meeting to solicit additional proxies. We do not currently know of any other matters to be presented at the annual meeting.

Revocability

A shareholder submitting a proxy has the power to revoke it at any time prior to its exercise by voting in person at the annual meeting, by giving Brittaney van der Hagen, Investor Relations Coordinator, a written notice bearing a later date than the proxy or by giving a later dated proxy. Attendance at the annual meeting will not in itself constitute a revocation of a proxy. Any written notice revoking a proxy should be sent to Brittaney van der Hagen, Investor Relations Coordinator, at INREIT Real Estate Investment Trust, 1711 Gold Drive South, Suite 100, Fargo, ND 58103.

Quorum

A quorum of shareholders is required to hold an annual meeting. According to our bylaws, the holders of a majority of the outstanding shares entitled to vote at the annual meeting, represented in person or by proxy, constitute a quorum. If a shareholder has returned valid proxy instructions or attends the annual meeting in person, that shareholder’s shares will be counted for the purpose of determining whether there is a quorum, even if the shareholder wishes to abstain from voting on some or all matters introduced at the annual meeting. Abstentions and “broker non-votes” (shares held by a broker, bank or other nominee that does not have authority, either express or discretionary, to vote on a particular matter) are counted for determining whether there is a quorum. If a quorum is not present, the annual meeting may be adjourned from time to time until a quorum is present.

Required Vote

A plurality of the votes cast is required for the election of the trustees to serve until the next annual meeting of shareholders, or until their successors are duly elected and qualified. This means the trustee nominee with the most votes for a particular slot is elected for that slot. Only votes “FOR” or “WITHHELD” affect the outcome. If you withhold your authority to vote for a particular nominee on your proxy card, your vote will have no effect on the outcome because only a plurality of votes actually cast is required to elect a trustee. A broker non-vote will also have no effect on the outcome for the same reason.

With respect to all other matters you may vote “FOR,” “AGAINST” or “ABSTAIN.” Shares voted by proxies will be voted in accordance with the specifications marked thereon, and, if no specification is made, will be voted “FOR” each matter. Shares represented by proxies that are marked “ABSTAIN” are considered shares entitled to vote on the particular matter and will have the same effect as a vote against the matter. A broker non-vote will not have the effect of a vote against the matter, because broker non-votes are considered shares that are not entitled to vote on the particular matter.

Attending the Meeting

If you were a shareholder as of the close of business on April 15, 2014, you may attend the annual meeting in person. If you want to vote your shares in person and your shares are held in street name, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

Expenses of Solicitation

The expense of solicitation of proxies will be borne by us, which is estimated to be approximately $8,000. We have not retained a proxy solicitor to solicit proxies; however, we may choose to do so prior to the annual meeting. Proxies may also be solicited by certain of our trustees, officers and other employees, without additional compensation, personally or by written communication, telephone or other electronic means. We are required to request brokers, banks and nominees who hold shares in their name to furnish our proxy material to beneficial owners of the shares and will reimburse such brokers, banks and nominees for their reasonable out-of-pocket expenses in so doing.

OTHER MATTERS

The Board of Trustees is not aware of any business other than the aforementioned matters that will be presented for consideration at the annual meeting. If other matters properly come before the annual meeting, it is the intention of the person(s) named in the proxy to vote thereon in accordance with his/their best judgment.

“HOUSEHOLDING” OF PROXY MATERIALS

We are permitted to send only one copy of the Notice of Annual Meeting of Shareholders, Proxy Statement and Annual Report to eligible shareholders who share a single address unless we have instructions to the contrary from any shareholder at that address. This practice, known as “householding,” reduces printing and mailing costs. If you or another shareholder of record sharing your address would like to receive an additional copy of the Notice of Annual Meeting of Shareholders, Proxy Statement and Annual Report, we will promptly deliver it to you upon your request in one of the following manners:

•	By sending a written request by mail to:

Attention: Brittaney van der Hagen

INREIT Real Estate Investment Trust

1711 Gold Drive South

Suite 100

Fargo, ND 58103

•	By calling Brittaney van der Hagen, Investor Relations Coordinator, at (701) 353-2729

•	By emailing a request to bvanderhagen@inreit.com

If you are receiving multiple mailings at one address and would like to request householded mailings, you may do so by contacting Ms. van der Hagen at (701) 353-2729.

FINANCIAL STATEMENTS

Our consolidated financial statements for the year ended December 31, 2013 are included in our Form 10-K filed with the Securities and Exchange Commission on March 28, 2014 and in our Annual Report that will be mailed to our shareholders either before or concurrent with this Proxy Statement. In addition, our Form 10-K will be sent to our shareholders upon request. The Form 10-K and the Annual Report do not form any part of the material for the solicitation of proxies.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows, as of April 15, 2014, the beneficial ownership of common shares of the Trust and of limited partnership units of our operating partnership, which are exchangeable for common shares on a one-for-one basis or cash, at the option of the Trust, by (1) any person who is known by us to be the beneficial owner of more than 5% of the outstanding common shares of the Trust, (2) each trustee and nominee for trustee of the Trust, (3) each executive officer of the Trust and (4) all of the trustees and executive officers of the Trust as a group. The calculation of the percentage of outstanding shares is based on 5,489,244.0153 common shares outstanding on April 15, 2014. Except as otherwise indicated by footnote, each shareholder named has sole voting and investment power with respect to such common shares and limited partnership units.

Name of Beneficial Owner (1)	Common Shares Beneficially Owned (2)			Limited Partnership Units Beneficially Owned (2)(3)(4)		Percentage of Common Shares and Units (6)
	Number (4)(5)		Percentage (5)
Clifford Fearing	33,652	(7)	*	0		*
Bruce W. Furness	37,639	(8)	*	99,966		1.72%
James R. Hansen	197,083	(9)	3.59%	316,877		8.85%
Timothy Haugen	31,793	(10)	*	7,112		*
Timothy Hunt	22,880	(11)	*	8,775	(11)	*
Kenneth P. Regan	130,000		2.37%	1,754,620	(12)	19.65%
Richard Savageau	153,088	(13)	2.79%	162,004	(13)	8.18%
Angie D. Stock	0		*	0		*
Bradley J. Swenson	10,984	(10)	*	0		*
James W. Wieland	93,654	(14)	1.71%	1,440,338	(14)	16.16%
Lance R. Wolf	34,730	(15)	*	19,675		*
Peter J. Winger	716	(16)	*	0		*
All Trustees and Executive
Officers as a group (12 individuals)	746,219		13.59%	3,809,367		43.14%

*	Less than 1% of the outstanding common shares of beneficial interest.
(1)	Unless otherwise indicated, the address of each beneficial owner is 1711 Gold Drive South, Suite 100, Fargo, ND 58103.
(2)	The amounts of common shares and units beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities.
(3)	Upon the expiration of an initial mandatory holding period, a holder of limited partnership units may request the operating partnership to repurchase the units. At such time, the Trust has the option to purchase such units, in lieu of the operating partnership, for either common shares on an one-for-one basis or cash, at the option of the Trust (“Exchange Right”). The number of limited partnership units does not take into account the ownership limitations contained in the Amended Declaration of Trust.
(4)	Share and unit amounts have been rounded to the nearest whole number.
(5)	Each figure showing the number and percentage of outstanding common shares owned beneficially does not include the number of common shares which may be issued to the indicated persons pursuant to the Exchange Right.
(6)	Each figure showing the percentage of common shares and units beneficially owned has been calculated by treating as outstanding and owned the common shares which may be acquired by the indicated person as of June 15, 2014 pursuant to the Exchange Rights, taking into account the mandatory holding period.
(7)	Shares consist of 25,601 shares held individually in an IRA account, 6,854 shares owned by his spouse, and 1,197 shares owned by his spouse held in an IRA account.
(8)	Shares held jointly with spouse.
(9)	Shares consist of 26,128 shares held individually and 170,955 shares owned by the Hansen Chrysler Properties, LLP, over which Mr. Hansen has voting power. Units are owned by Hansen Chrysler Properties, LLP.
(10)	Shares are held in an IRA account where the custodian has the power to vote such shares pursuant to the custodian agreement.
(11)	Shares consist of 22,537 owned by the Timothy A. Hunt Revocable Living Trust and 343 are owned by the Pamela J. Hunt Revocable Living Trust. Units are owned by his spouse.
(12)	Units consist of 1,719,212 units owned individually, and 35,408 units owned by Mr. Regan through an ownership interest in JKD, Inc.
(13)	Shares consist of 63,518 shares owned individually, 74,923 shares held in an IRA where the custodian has the power to vote such shares pursuant to the custodian agreement, 14,647 shares owned by his spouse. Units consist of 44,361 units owned individually and 117,643 units owned by the Savageau Irrevocable Trust, which Mr. Savageau serves as the trustee. 6,900 shares owned by Mr. Savageau are pledged to a bank as collateral in connection with a mortgage on a commercial property.
(14)	Shares consist of 72,321 shares owned individually, and 21,333 shares owned by the Wieland Investment LLLP, of which Mr. Wieland is the General Partner and has voting power over such shares. Consists of 1,000,937 units owned individually, 392,328 units owned by Wieland Investments, LLLP, 35,408 units owned by Mr. Wieland through an ownership interest in JKD, Inc., and 11,665 units owned by James S. Wieland LLC, of which Mr. Wieland has voting control.
(15)	Shares consist of 4,784 shares held individually, 28,876 shares held in an IRA account where the custodian has the power to vote such shares pursuant to the custodian agreement, and 1,070 shares owned by his spouse.
(16)	Shares held jointly with spouse.

CORPORATE GOVERNANCE, BOARD OF DIRECTORS AND COMMITTEES

Director Independence

Our Board of Trustees has determined that seven (7) of our nine (9) current trustees-Messrs. Fearing, Furness, Hansen, Haugen, Hunt, Savageau and Wolf-are independent under the standards of the Nasdaq Stock Market, and the majority of the members of our Audit Committee are independent pursuant to Rule 10A-3 of the Securities and Exchange Act of 1934.

Leadership Structure

We operate under the direction of our Board of Trustees, the members of which are accountable to us and our shareholders as fiduciaries. The Board is responsible for the overall management and control of our affairs. Our Chairman of the Board, Bruce W. Furness, is an independent trustee under the independence standards described above.

The Board has retained INREIT Management, LLC as our Advisor to manage our day-to-day affairs and the acquisition and disposition of our investments, subject to the board’s supervision and approval. Kenneth P. Regan, our Chief Executive Officer; Bradley J. Swenson, our President and Secretary; and Angie D. Stock, our Chief Accounting Officer and Treasurer are also officers, employees, owners or governors of our Advisor. Among others, such executive officers oversee our Advisor’s day-to-day operations with respect to us. However, when doing so, such executive officers are acting on behalf of our Advisor in performing the Advisor’s obligations under the Advisory Agreement. Generally, the only services performed by our executive officers in their capacity as executive officers are those required by law or regulation, such as executing documents as required by North Dakota law and providing certifications required by the federal securities laws.

Under our board leadership structure, the roles of Chief Executive Officer and Chairman of the Board are separate. The separation of offices allows the Chairman of the Board to focus on board management matters and to maintain the objectivity of the Board in its risk oversight role and management oversight role of the Advisor, specifically with respect to reviewing and assessing the Advisor’s performance.

Board Meetings

Our Board of Trustees held four regularly scheduled meetings and no special meetings during 2013. In 2013, the Board of Trustees did not act by unanimous written consent in lieu of a meeting. During 2013, all trustees attended 75% or more of the meetings of the Board of Trustees and committees to which they were assigned.

In order to control expenses, and in light of the fact a limited number of our shareholders attend our annual or special meetings of shareholders in person, we do not require trustees to attend shareholder meetings. Our trustees are invited, and frequently one or more of our trustees is in attendance at such meetings. At the 2013 annual meeting of shareholders, seven of our trustees were present.

Our Board of Trustees next regular meeting is scheduled for June 19, 2014, prior to the annual shareholder meeting.

We have a standing Audit Committee, Nomination and Governance Committee, Disclosure Committee and Executive Committee, each of which is more fully described below.

Committees

Our entire Board of Trustees considers all major decisions concerning our business, including property acquisitions and dispositions. However, we have established an Audit Committee, so audit functions can be addressed in more depth than may be possible at a full Board meeting, as well as a Nomination and Governance Committee, Disclosure Committee and Executive Committee.

Audit Committee

The Audit Committee’s primary functions are to oversee our accounting, financial reporting, disclosure processes and the audits of our financial statements. The committee selects the Trust’s independent registered public accounting firm to audit our consolidated financial statements, monitors the effectiveness of the audit effort, and the effectiveness of the Trust’s internal and financial accounting organization, controls and financial reporting. The committee also oversees and evaluates the independent registered public accounting firm, meets with the independent registered public accounting firm to review the scope and results of the audit, approves non-audit services provided to us by our independent certified public accountants, and considers various accounting and auditing matters related to our system of internal controls, financial management practices and other matters. The committee complies with the provisions of the Sarbanes-Oxley Act of 2002.

The Audit Committee currently consists of Board members Clifford Fearing, Timothy Haugen, Timothy Hunt and Lance R. Wolf, and is chaired by Mr. Hunt. Mr. Hunt has served as Chair of this committee from June 2011 to the present. The members of the Audit Committee are independent trustees, as defined in Rule 5605(a)(2) of the Nasdaq Marketplace Rules and as defined by the Sarbanes-Oxley Act of 2002. Our Board of Trustees has determined we have at least two Audit Committee financial experts as defined in Item 407(d)(5)(ii) of Regulation S-K; Timothy Haugen and Timothy Hunt.

The Audit Committee meets at least quarterly to review and approve the financial reports, discuss accounting, reporting and internal control matters, and review other pertinent matters as they arise. The Audit Committee also discusses auditing issues via telephone conference and during regularly scheduled Board meetings, as appropriate, after which time the conversations are incorporated into Board’s minutes. The committee held four meetings during 2013.

The text of our Audit Committee Charter is available on our website at www.inreit.com.

Nomination and Governance Committee

The Nomination and Governance Committee’s primary functions are to assist the Board in overseeing company governance matters, including the development of company governance guidelines; periodic evaluation of the Board, its committees and individual trustees; identification and selection of trustee nominees; and oversight of our policies and practices relating to ethical and compliance issues.

The committee is responsible for assessing the appropriate mix of skills and characteristics required of Board members and shall periodically review and recommend for approval by the Board any updates to the criteria as deemed necessary. Such criteria may include integrity, independence, diversity and extent of experience, length of service, number of other Board and committee memberships, leadership qualities and ability to exercise sound judgment. The committee evaluates the qualifications of each trustee candidate against these criteria in making its recommendation to the Board concerning nominations for election or reelection as a trustee.

The Nomination and Governance Committee currently consists of Board members Bruce Furness, James Hansen, Richard Savageau and James Wieland, and is chaired by Mr. Savageau. The current slate of trustee nominees was recommended to the Board of Directors by the Nomination and Governance Committee.

The Nomination and Governance Committee meets at least twice a year, and holds additional meetings when pertinent matters arise. This committee also discusses governance issues via telephone conference and during regularly scheduled Board meetings, after which time the conversations are incorporated into the Board’s minutes. The committee held three meetings during 2013.

The text of our Nomination and Governance Committee Charter is available on our website at www.inreit.com.

Disclosure Committee

The Disclosure Committee’s primary functions are to assist the Board in overseeing the integrity of our public filings and compliance with our public disclosure and reporting requirements.

The Disclosure Committee currently consists of Board members Clifford Fearing and Lance R. Wolf, and is chaired by Mr. Wolf.

The Disclosure Committee meets at least four times a year, in conjunction with audit committee meetings. This committee also discusses disclosure issues via telephone conference and during regularly scheduled Board meetings, after which time the conversations are incorporated into the Board’s minutes. The committee held four meetings during 2013.

The text of our Disclosure Committee Charter is available on our website at www.inreit.com.

Executive Committee

The Executive Committee’s primary functions are to assist the Board in handling matters which should not be postponed until the following scheduled meeting of the Board of Trustees, including investments, acquisitions, dispositions and financing activities. Prior to February 2011, this committee was previously known as the executive acquisition committee.

The Executive Committee currently consists of Board members Bruce W. Furness, James Hansen, Timothy Hunt, Richard Savageau and James S. Wieland, and is chaired by Mr. Furness.

The Executive Committee meets periodically when necessary or deemed desirable by the committee or the Chair of the Committee. The committee held one meeting during 2013.

The text of our Executive Committee Charter is available on our website at www.inreit.com.

Other Committees

The Board of Trustees may determine to establish additional committees of the Board in the future.

Compensation Committee Interlocks and Insider Participation

We do not have a separate compensation committee, or other Board committee performing equivalent functions, as we do not compensate our executive officers. Therefore, there is no current or prior relationship to any other company required to be described under the Securities and Exchange Commission rules relating to disclosure of executive compensation.

Qualifications of Candidates for Election to the Board

When candidates for our Board of Trustees are considered, the Nomination and Governance Committee will consider all relevant experience and qualifications of the nominees, and each candidate is evaluated based upon various criteria including integrity, independence, diversity and extent of experience, length of service, number of other board or committee memberships, leadership qualities and the ability to exercise sound judgment. Additional considerations include:

•	Representation of Shareholders. The candidate clearly recognizes the role of trustees to represent the interests of our shareholders and other stakeholders. The candidate understands the difference between function of the Board and management.

•	Judgment and Knowledge. The candidate demonstrates judgment and knowledge in the ability to assess our strategy, business plans, management evaluation and other key issues. The candidate is sufficiently informed and knowledgeable to contribute effectively to the Board’s monitoring responsibilities.

•	Meaningful Participation. The candidate is comfortable being an active, inquiring participant. The candidate participates in the Board process in a meaningful way. The candidate has confidence and willingness to express ideas and engage in constructive discussion. The candidate actively participates in decision-making and is willing to make tough decisions. The candidate is diligent and faithful in attending Board and committee meetings.

•	Communications. The candidate communicates freely with other Board members. The candidate is a good sounding board for other trustees and the Chief Executive Officer. The candidate is willing to challenge fellow trustees and the Chief Executive Officer. The candidate asks insightful questions and raises thought-provoking perspectives. The candidate is willing to hold management accountable for performance and results. The candidate is mindful not to get overly involved in operational details and the management process. The candidate finds the proper balance between dominating the deliberations and making no contribution at all. The candidate is a team player and works well with other trustees. The candidate listens with an open mind.

•	Expertise. The candidate fulfills specific Board needs. The candidate makes his/her own individual expertise available to the Board. The candidate draws on relevant experience in addressing issues facing us. The candidate is willing to respond to appropriate requests of the Chief Executive Officer outside of Board meetings for advice and support.

•	Vision and Leadership. The candidate understands our philosophy and strategy. The candidate is oriented toward the future, and sensitive to future direction of the real estate investment trust (REIT) industry. The candidate fulfills his/her legal and fiduciary responsibilities. The candidate supports our mission and values, and is open, honest and direct. The candidate makes appropriate time commitment for Board service and has no conflict of interest in serving on the Board.

•	Professional Status. The candidate has standing and reputation in the business, professional and social communities in which we operate. The candidate appropriately represents us in all such communities.

Process for Identifying and Evaluating Candidates for Election to the Board

A role of the Nomination and Governance Committee is to review the qualifications and backgrounds of any candidates for our Board of Trustees, its current members, as well as the overall composition of the Board. Only members of the Nomination and Governance Committee who are deemed independent trustees may perform the nomination responsibilities of the committee.

In the case of any trustee candidate, the questions of independence and financial expertise are important to determine what roles the candidate can perform, and the Nomination and Governance Committee will consider whether the candidate meets the applicable independence standards and the level of the candidate’s financial expertise. Any new candidates will be interviewed, and the Nomination and Governance Committee will approve the final nominations. Our Chairman of the Board, acting on behalf of the Nomination and Governance Committee, will extend the formal invitation to the selected candidates.

Shareholder Nominations

The Nomination and Governance Committee will consider candidates proposed by our shareholders. Shareholders may nominate trustee candidates for consideration by the Nomination and Governance Committee by writing to our Secretary, who will forward the nomination to the Chairman of the Nomination and Governance Committee. The shareholder will be required to comply with the requirements of our Amended and Restated Bylaws regarding time frames during which to submit trustee candidates and the submission process. The submission must provide, among other things, the candidate’s name, biographical data and qualifications, including five-year employment history with employer names and a description of the employer’s business; whether such individual can read and understand fundamental financial statements; other board memberships (if any); ownership of our shares or limited partnership units in our operating partnership; and such other information as is reasonably available and sufficient to enable the Nomination and Governance Committee to evaluate the minimum qualifications stated above under the section of this proxy statement entitled “Qualifications of Candidates for Election to the Board.” The submission must be accompanied by a written consent of the individual to stand for election if nominated by the Nomination and Governance Committee and to serve if elected by the shareholders. If a shareholder nominee is eligible, and if the nomination is proper, the Nomination and Governance Committee then will deliberate and make a decision as to whether the nominee will be approved and subsequently submitted to our shareholders for a vote. The Nomination and Governance Committee will not change the manner in which it evaluates candidates, including the applicable minimum criteria set forth above, on the basis of whether the candidate was recommended by a shareholder.

Executive Sessions of the Board

In 2011, our Board of Trustees adopted a policy of meeting in executive session, with only independent trustees being present, on a regular basis and at least two times each year. The Board of Trustees met in executive session four times during 2013.

Shareholder Communications

Our Board of Trustees believes it is important for us to have a process whereby our shareholders may send communications to our Board. Accordingly, shareholders who wish to communicate with our Board of Trustees or a particular trustee may do so by sending a letter to Brittaney van der Hagen, Investor Relations Coordinator, at INREIT Real Estate Investment Trust, 1711 Gold Drive South, Suite 100, Fargo, ND 58103. The mailing envelope must contain a clear notation indicating the enclosed letter is a “Shareholder-Board Communication” or “Shareholder-Trustee Communication.” All such letters must identify the author as a shareholder and clearly state whether the intended recipients are all members of our Board of Trustees or only certain specified individual trustees. Ms.  van der Hagen copies all such letters and circulates them to the appropriate trustee or trustees.

Board Role in Risk Oversight

Our Advisor is responsible for managing the day-to-day risks we face, but the Board is actively involved in overseeing our risk management. The Board’s role in our risk oversight process includes receiving regular reports from management and the Advisor, which include consideration of operational, financial, legal, regulatory and strategic risks we face. The Board does not view risk in isolation, as risks are considered in virtually every business decision made and as part of our business strategy. Accordingly, the Board also works to oversee risk through its consideration and authorization of significant matters, such as the adoption of basic policies such as the Code of Ethics and Insider Trading Policy; and through its oversight of the Advisor’s implementation of its duties. In addition, each of the Company’s Board committees considers risk within its area of responsibility, as follows:

•	The Audit Committee assists the Board in fulfilling its oversight responsibilities with respect to risk management in areas of financial risk, internal controls and compliance with legal and regulatory requirements.

•	The Nomination and Governance Committee assists the Board by overseeing the process of nominating trustee candidates; developing, reviewing and recommending to the Board corporate governance policies and a performance appraisal system to review performance of the Board and its committees; and review and recommend to the Board conflicts of interest matters.

•	The Disclosure Committee assists the Board with respect to risk management in the areas of public disclosure, disclosure controls and compliance with legal and regulatory requirements.

As a critical part of its risk management oversight role, the Board encourages full and open communication between the Advisor and the Board of Trustees. Trustees are free to communicate directly with the Advisor, and Advisor management attends the Board’s regular meetings and is available to address any questions or concerns raised by the Board on risk management-related and other matters.

DIRECTOR COMPENSATION

During 2013, we paid: (i) each of our trustees, including the Chairman of the Board, $1,000 for each Board meeting the trustee attends, (ii) the Chairman of the Board an additional $400 per Board meeting the Chairman chairs, and (iii) each member of a Board committee $400 for each meeting the trustee attends. Our trustees are also reimbursed for reasonable out-of-pocket expenses incurred in connection with attendance at meetings. No other compensation such as stock awards, option awards, non-equity incentive plan compensation, nonqualified deferring compensation or any other type of compensation was paid or earned by trustees in 2013.

The chart below shows the amounts each trustee was paid for attending meetings during the year ended December 31, 2013.

Trustee	Board of Trustees		Audit Committee	Governance and Nomination Committee		Executive Committee	Disclosure Committee		Ad Hoc Committee	Total
Timothy Haugen	$2,000		$800	$0		$0	$400		$0	$3,200
Timothy Hunt	4,000		1,600	0		400	0		0	6,000
Clifford Fearing	4,000		1,200	0		0	800		0	6,000
Richard Savageau	4,000		0	800		400	0		0	5,200
Bruce W. Furness	5,600		0	800		400	0		0	6,800
Lance R. Wolf	4,000		1,600	0		0	1,200		0	6,800
James R. Hansen	4,000		0	800		400	0		0	5,200
Kenneth P. Regan (1)	4,000		0	0		0	0		0	4,000
James S. Wieland	4,000		0	800		0	0		0	4,800
	$37,600	(2)	$5,200	$3,600	(2)	$1,600	$3,200	(2)	$0	$51,200	(2)

(1)	An employee of the Advisor.
(2)	Includes $2,000, $400 and $800 paid, respectively to a former trustee.

In January 2014, the Nomination and Governance Committee modified the compensation for independent trustees to provide for payments of compensation in common shares instead of cash. The full Board ratified the amended schedule at the March 27, 2014 meeting. Effective January 1, 2014, the following schedule shall be in effect for independent trustee compensation, calculated annually, and payable on or about July 15 each year for the Trustees’ prior year of service:

Board Chairman – Board Meeting	105 Shares/Meeting
Trustee – Board Meeting	75 Shares/Meeting
Committee Chair – Committee Meeting	30 Shares/Meeting
Trustee – Committee Meeting	30 Shares/Meeting

Non-independent Trustees will not receive compensation for their service on the Board or Committees.

EXECUTIVE OFFICERS

As an externally advised trust, our day-to-day operations are generally performed by our Advisor. Our President, Chief Executive Officer, Chief Accounting Officer, Treasurer and Secretary are also officers, employees, owners or governors of our Advisor. Among others, such executive officers oversee our Advisor’s day-to-day operations with respect to us. However, when doing so, such executive officers are acting on behalf of our Advisor in performing the Advisor’s obligations under the Advisory Agreement. Generally, the only services performed by our executive officers in their capacity as executive officers are those required by law or regulation, such as executing documents as required by North Dakota law and providing certifications required by the federal securities laws.

As of the date of this report, each of the persons below currently serves as one of our executive officers:

Name	Age*	Positions	Officer Since
Kenneth P. Regan	57	Chief Executive Officer and Trustee	Trustee since January 2007 Appointed CEO May 2007
Angie D. Stock	35	Chief Accounting Officer and Treasurer	September 2013
Bradley J. Swenson	48	President and Secretary	December 2011

*	As of April 15, 2014

The following is a summary of the background and business experience of our executive officers other than Mr. Regan (whose background and business experiences are described in connection with his status as a trustee):

Bradley J. Swenson has served as our President since December 2011. He has also served as the President and a governor of INREIT Management, LLC since August 2010. Mr. Swenson has more than 22 years of leadership and management experience in corporate governance, operational strategy, ethics and compliance, real estate and the law. Prior to joining the Advisor, Mr. Swenson practice law in both the public and private sectors. In 1999, he was appointed Assistant Special Counsel to investigate the FBI stand-off and fire at the Branch Davidian compound in Waco, Texas. Upon completion of the investigation in 2001, Swenson joined the law firm of Dorsey and Whitney where he served Of Counsel until joining Ulteig as General Counsel and Corporate Secretary in 2004. Mr. Swenson was later named Ulteig’s Chief Operating Officer serving in that role until 2010. Mr. Swenson received a B.A. degree in English from the North Dakota State University and a J.D. degree from the University of Denver, College of Law. Mr. Swenson currently serves or has held leadership positions on numerous boards including the Board of Directors for the NDSU Research and Technology Park, the Board of Directors for the National Center for Employee Ownership, the Board of Trustees for the F-M Symphony, the Board of Directors for F-M Chamber of Commerce, the Board of Directors of the Downtown Community Partnership, the Executive Board for the Northern Lights Council, the Advisory Board for the Center for Ethical Leadership at Concordia College, the Executive Committee of the NDSU Alumni Association, and the Editorial Boards for the North Dakota and Missouri Bars.

Angie D. Stock has served as our Chief Accounting Officer since September 2013. She has also served as the Chief Accounting Officer of INREIT Management, LLC, our Advisor, since September 2013. Mrs. Stock is a Certified Public Accountant (CPA). Mrs. Stock’s professional work experience includes 10 years in public accounting with a focus in financial auditing for public and private companies in a variety of industries. Mrs. Stock received a B.S. degree in Accounting from Minnesota State University Moorhead.

We have provided below certain information about the executive officers and Board of Governors of the Advisor.

Name	Age*	Position(s)
James D. Echtenkamp	58	Governor
Dale D. Lian	57	Governor
Kenneth P. Regan	57	Chairman, Chief Executive Officer and Governor
Angie D. Stock	35	Chief Accounting Officer
Jon E. Strinden	57	Governor
Bradley J. Swenson	48	President and Governor
James S. Wieland	62	Governor
Bradley S. Williams	57	Governor

*	As of April 15, 2014

The following is a summary of the background and business experience of the executive officers and governors of the Advisor other than Messrs. Swenson, Regan, Stock and Wieland (whose background and business experiences are described in connection with their status as a trustee or executive officer).

James D. Echtenkamp has served as a governor of INREIT Management, LLC since 2007. He is a partner and principal of GOLDMARK Property Management, Inc., one of our property managers. Prior, he practiced law with Arthur, Chapman & McDonough from 1983 through 1989. He also served as a tax consultant for Touche Ross & Co. from 1981 to 1983. Mr. Echtenkamp serves on the Board of Directors of Private Bank, Minnesota. Mr. Echtenkamp received a B.S.B.A degree in accounting from the University of North Dakota and a J.D. degree from Drake University, School of Law. He also holds a real estate broker’s license in Minnesota and Nebraska, a series 62 and 63 securities license in Minnesota, and is licensed to practice law (inactive status) in Iowa and Minnesota. As of April 15, 2014, Mr. Echtenkamp’s spouse owned 11,500.0586 shares of the Trust, a family member owned 1,505.2296 shares of the Trust and a family trust owned 32,298.80 shares of the Trust. In addition, as of such date, Mr. Echtenkamp owned 75,641.212 limited partnership units, his spouse owned 179,625.3180 limited partnership units, James D. Echtenkamp LLC owned 4,074.031 limited partnership units and a family trust owned 4,086.211 limited partnership units, which may be exchanged for common shares of the Trust pursuant to the Exchange Right.

Dale D. Lian has served as a governor of INREIT Management, LLC since January 2007. He is the President of GOLDMARK Development Corporation, which has provided development services to us from time to time. In this position, he oversees new construction and development and manages its financing and banking relationships. Prior, he was a certified public accountant with Charles Bailly and Co., Fargo, where he focused on tax and accounting for small businesses. He also serves on the Board of Directors of GOLDMARK Property Management, Inc., GOLDMARK Schlossman Commercial Real Estate Services, Inc., both affiliates of the Advisor. Mr. Lian received a B.S. degree in Accounting from the University of North Dakota. He is a Certified Public Accountant (CPA) which license is currently inactive; and he maintains a real estate license in North Dakota. He also has a series 62 securities license and is a registered representative of Gardner Financial Services Inc. As of April 15, 2014, Mr. Lian owned 608.2081 shares of the Trust and 206,534.9800 limited partnership units, and Dale D. Lian, LLC owned 3,444.521 units, all of which may be exchanged for common shares of the Trust pursuant to the Exchange Right. 47,641 units owned by Mr. Lian are pledged to a bank as collateral.

Jon E. Strinden is a business consultant providing services to the energy, real estate and senior housing industries. Prior to opening his consulting practice, Mr. Strinden was an officer of Fredrikson & Byron, P.A. law firm. Mr. Strinden received a B.S.B.A. degree in Accounting and a J.D. degree from the University of North Dakota, School of Law. As of April 15, 2014, Mr. Strinden owned 40,003.7867 shares of the Trust, held in an IRA account, which the custodian has the power to vote such shares pursuant to the custodian agreement; and his spouse owned 4,143.981 shares of the Trust.

Bradley S. Williams has served as a governor of INREIT Management, LLC since 2007. Mr. Williams is the President and a partner of GOLDMARK Property Management, Inc., one of our property managers, from 2005 to the present. In this position, he oversees the management of more than 13,000 units of multifamily housing and over one million square feet of commercial property. He is also a partner and member of LBW Management, LLC, a business operation consultant, from 2004 to the present. Prior, he was the Senior Vice President - Corporate Development for Varistar Corporation, a wholly-owned subsidiary of Otter Tail Corporation (NASDAQ: OTTR), an electric services and non-electric services (including plastics, manufacturing and health services) business, from 2000 to 2004. From 1999 to 2000, Mr. Williams was the Senior Vice President - Managing Director Europe for PepsiAmericas, Inc. (which has since been acquired by Pepsi-Cola Metropolitan Bottling Company, Inc. (NYSE: PEP)). Mr. Williams began his tenure with Pohlad Beverage Group in 1981 at an operation located in Joplin, Missouri. From 1988 to 1999, he was part of the Senior Management Team for Pohlad and the President and Chief Operating Officer of Dakota Beverage Company, Inc. Mr. Williams is approximately a 10% owner and serves as a trustee of the Missouri Valley Real Estate Investment Trust, a private REIT focusing on multifamily housing in South Central United States, and as a governor of such REIT’s advisor. Mr. Williams received a B.S.B.A. degree from Friends University in Wichita, Kansas. As of April 15, 2014, Mr. Williams beneficially owned 7,500.009 units, none of which may be exchanged for common shares of the Trust pursuant to the Exchange Right.

EXECUTIVE COMPENSATION

We are an externally advised trust and as such, although we have a Board of Trustees and executive officers responsible for our management, we have no paid employees. Our President, Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer, Treasurer and Secretary are all employees of our Advisor, and receive compensation directly from the Advisor. Our Chairman of the Board is not an employee of our Advisor and receives compensation only for serving as a trustee.

The following is a brief description of the fees and compensation that may be received by the Advisor. The compensation payable to the Advisor is subject to the terms and conditions of the Advisory Agreement, which must be renewed on an annual basis and approved by a majority of the independent trustees. As a result, such amounts may be increased or decreased in future renewals of the Advisory Agreement. The Advisory Agreement was last approved by the Board and a majority of the independent trustees on March 27, 2014. The fees listed below reflect the fees payable to the Advisor under the Advisory Agreement as amended and restated.

•	Management Fee: 0.35% of our total assets (before depreciation and amortization), annually. Total assets are our gross assets (before depreciation and amortization) as reflected on our consolidated financial statements, taken as of the end of the fiscal quarter last preceding the date of computation. The management fee will be paid monthly in cash or our common shares, at the option of the Advisor, not to exceed one-twelfth of 0.35% of the total assets as of the last day of the immediately preceding month. The management fee calculation is subject to quarterly and annual reconciliations. The management fee may be deferred at the option of the Advisor, without interest.

•	Acquisition Fee: For its services in investigating and negotiating acquisitions of investments for the Trust, the Advisor receives an acquisition fee of 2.5% of the purchase price of each property acquired, capped at $375,000 per acquisition. The total of all acquisition fees and acquisition expenses cannot exceed 6% of the purchase price of the investment, unless approved by the majority of the trustees, including a majority of the independent trustees, if they determine the transaction to be commercially competitive, fair and reasonable to the Trust.

•	Disposition Fee: For its services in the effort to sell any investment for us, the Advisor receives a disposition fee of 2.5% of the sales price of each property disposition, capped at $375,000 per disposition. The total of all disposition fees and disposition expenses cannot exceed 6% of the sale price of the investment, unless approved by the majority of the trustees, including a majority of the independent trustees, if they determine the transaction to be commercially competitive, fair and reasonable to us.

•	Finance Fee: 0.25% of all amounts made available to the Trust and the operating partnership pursuant to any loan, refinance (excluding rate and/or term modifications of an existing loan with the same lender), line of credit or other credit facility.

•	Development Fee: Based on a regressive sliding scale (starting at 5% and declining to 3%) of total project costs, excluding cost of land, for development services requested.

Total Cost	Fee	Range of Fee	Formula
0 – 10M	5.0%	0 - .5M	0M + 5.0% x (TC – 0M)
10M – 20M	4.5%	.5M - .95M	.50M + 4.5% x (TC – 10M)
20M – 30M	4.0%	.95M -1.35M	.95M + 4.0% x (TC – 20M)
30M – 40M	3.5%	1.35M – 1.70M	1.35M + 3.5% x (TC – 30M)
40M – 50M	3.0%	1.70M – 2.00M	1.70M + 3.0% x (TC – 40M)

TC = Total Project Cost

The expenses listed below reflect the expenses incurred by the Advisor in connection with the services it provides to the Company and the Operating Partnership payable to the Advisor under the Advisory Agreement as amended and restated.

•	Reimbursement of Operating Expenses: Reimbursement by the Trust or the operating partnership for actual expenses incurred in connection with the operation of the Trust or the operating partnership. Reimbursement will be made each month, and within 45 days after receipt of a reimbursement request. Reimbursement will not be made to the extent it would exceed the greater of 2% of the average invested assets or 25% of net income per year, unless the Board of Trustees determines such excess was justified.

•	Reimbursement of Acquisition Expenses: Reimbursement for actual expenses incurred in connection with the selection, evaluation, structure and purchase of an investment, whether or not acquired. Acquisition expenses may include, without limitation, legal fees and expenses, travel and communications expenses, costs of appraisals, nonrefundable option payments on property not acquired, accounting fees and expenses, title insurance premiums and the costs of performing due diligence. However, the total of all acquisition fees and acquisition expenses cannot exceed 6% of the purchase price of the property, unless approved by the majority of the trustees, including a majority of the independent trustees, if they determine the transaction to be commercially competitive, fair and reasonable to the Trust.

Summary Compensation Table

The table below sets forth information regarding compensation earned in or with respect to our fiscal years 2013 and 2012 by the Advisor.

Year	Fees Earned or Paid in Cash ($)		Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
2013	$3,595,000	(1)	—	—	—	—	—	$3,595,000
2012	$1,974,000	(2)	—	—	—	—	—	$1,974,000

(1)	Consists of management fees of $1,633,000, acquisition fees of $1,737,000, disposition fees of $25,000 and finance fees of $203,000.
(2)	Consists of management fees of $1,313,000, acquisition fees of $582,000, disposition fees of $28,000 and finance fees of $51,000.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We are subject to various conflicts of interest arising out of our relationship with our Advisor and its affiliates, some of whom serve as our executive officers and trustees. These conflicts include the compensation arrangements between us and the Advisor under the Advisory Agreement, whereby the Advisor receives a management fee, acquisition fees, disposition fees, financing fees and development fees when engaged as a property manager for our properties.

Under our Amended and Restated Declaration of Trust, we may not enter into any contract or transaction, including the purchase or sale of property to, the Advisor, trustees or their affiliates unless a majority of our trustees as well as a majority of our independent trustees approve the transaction as fair and reasonable to us and on terms and conditions not less favorable to us than those available from unaffiliated third parties. Our Amended and Restated Bylaws also provide our trustees, officers, employees and agents, in a personal capacity or in a capacity as an affiliate, employee or agent of any other person, may have business interests and engage in business activities similar and even competitive to or in addition to those relating to our business.

For more information on related party transactions described below and amounts paid, see the footnotes to our Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2013 filed with the SEC.

Advisor

The Advisor is owned in part (33%) by Kenneth Regan, our Chief Executive Officer and one of our trustees; (5%) by Bradley J. Swenson, our President and one of our trustees; and (33%) by James Wieland, one of our trustees, indirectly through Wieland Investments, LLLP, to which Mr. Wieland serves as the general partner. In addition, Messrs. Regan, Swenson and Wieland serve on the Board of Governors of the Advisor and Messrs. Regan and Wieland are substantial owners of limited partnership units in the operating partnership.

During 2013, the Advisor earned $1,633,000 in advisory management fees, $1,737,000 in acquisition fees, $8,000 in disposition fees and $217,000 in financing fees. There were no development fees earned in 2013.

Property Management Fees

Kenneth Regan, our Chief Executive Officer and one of our trustees, is an executive officer, chairman and co-owner of GOLDMARK Property Management. In addition, James Wieland, our trustee, and Dale Lian and James D. Echtenkamp, governors of our Advisor, serve on the Board and are co-owners or principals of GOLDMARK Property Management. We have engaged GOLDMARK Property Management, Inc. to serve as our primary property manager. Under this agreement, we have agreed to pay GOLDMARK Property Management a property management fee of 5% of the monthly gross income from such properties managed. During 2013, GOLDMARK Property Management, Inc. earned $5,145,000 in property management fees.

Brokerage Fees

GOLDMARK SCHLOSSMAN is affiliated with GOLDMARK Property Management, one of our property managers, which is owned by Kenneth Regan, our Chief Executive Officer and one of our trustees, James Wieland, our trustee, and Dale Lian, a governor of our Advisor, serve on the board and are co-owners of GOLDMARK SCHLOSSMAN. GOLDMARK SCHLOSSMAN Commercial Real Estate Services, Inc. assisted in identifying prospective acquisitions for us, and received real estate brokerage commissions. During 2013, GOLDMARK SCHLOSSMAN Commercial Real Estate Services, Inc. earned $1,417,000 in real estate brokerage commissions.

Trustee Fees

During 2013, we paid $51,000 in trustee fees. There is no cash retainer paid to trustees. Instead, we pay trustees specific amounts for meetings attended. In 2013, we paid committee members $400 per committee meeting and board members $1,000 per full board meeting. Our Board Chairman received an additional $400 per full Board meeting.

Rental Agreements

Under an operating lease agreement, we lease space to our Advisor, INREIT Management, LLC. During 2013, we received rental income of $42,000.

Under an operating lease agreement, we lease space to GOLDMARK Property Management, Inc. During 2013, we received rental income of $179,000.

Under an operating lease agreement, we lease space to GOLDMARK SCHLOSSMAN Commercial Real Estate Services. During 2013, we received rental income of $40,000.

Purchase of Properties

In January 2013, the operating partnership purchased a 38,932 square foot implement dealership in Redwood Falls, Minnesota for approximately $4.7 million. The purchase was financed with a combination of a $1.8 million loan, the issuance of limited partnership units valued at approximately $2.6 million and cash. The properties were purchased from an entity affiliated with James Wieland and Richard Savageau, related parties.

In February 2013, the operating partnership purchased a 42 unit apartment complex in Fargo, North Dakota for approximately $2.3 million. The purchase was financed with the issuance of limited partnership units valued at approximately $2.3 million. The property was purchased from entities affiliated with Messrs. Regan and Wieland, related parties, who each received limited partnership units valued at approximately $499,000.

In February 2013, the operating partnership purchased a 20 unit apartment complex in Fargo, North Dakota for approximately $740,000. The purchase was financed with the issuance of limited partnership units valued at approximately $740,000. The property was purchased from an entity affiliated with Mr. Regan, a related party, who received limited partnership units valued at approximately $129,000.

In February 2013, the operating partnership purchased a 12 unit apartment complex in Fargo, North Dakota for approximately $714,000. The purchase was financed with the combination of a $263,000 loan and the issuance of limited partnership units valued at approximately $471,000. The property was purchased from entities affiliated with Messrs. Regan and Wieland, related parties, who each received limited partnership units valued at approximately $100,000.

In February 2013, the operating partnership purchased a 30 unit apartment complex in Fargo, North Dakota for approximately $957,000. The purchase was financed with the combination of a $238,000 loan and the issuance of limited partnership units valued at approximately $751,000. The property was purchased from entities affiliated with Messrs. Regan and Wieland, related parties, who each received limited partnership units valued at approximately $229,000.

In February 2013, the operating partnership purchased a 39 unit apartment complex in Fargo, North Dakota for approximately $1.0 million. The purchase was financed with the issuance of limited partnership units valued at approximately $985,000 and cash. The property was purchased from entities affiliated with Messrs. Regan and Wieland, related parties, who received cash of $51,000 and limited partnership units valued at approximately $389,000, respectively.

In February 2013, the operating partnership purchased a 15 unit apartment complex in Fargo, North Dakota for approximately $550,000. The purchase was financed with the issuance of limited partnership units valued at approximately $481,000 and cash. The property was purchased from an entity affiliated with Mr. Regan, a related party, who received cash of $69,000 and limited partnership units valued at approximately $110,000.

In February 2013, the operating partnership purchased a 25 unit apartment complex in Fargo, North Dakota for approximately $950,000. The purchase was financed with the combination of a $210,000 loan and the issuance of limited partnership units valued at approximately $772,000. The property was purchased from an entity affiliated with Mr. Regan, a related party, who received cash of $43,000 and limited partnership units valued at approximately $236,000.

In February 2013, the operating partnership purchased a 96 unit apartment complex in Grand Forks, North Dakota for approximately $4.4 million. The purchase was financed with the issuance of limited partnership units valued at approximately $4.4 million. The property was purchased from entities affiliated with Messrs. Regan and Wieland, related parties, who each received limited partnership units valued at approximately $828,000.

In May 2013, the operating partnership purchased a 132 unit apartment complex in Anoka, Minnesota for approximately $11.5 million. The purchase was financed with the issuance of limited partnership units valued at approximately $302,000 and cash.

In June 2013, the operating partnership purchased an 18 unit apartment complex in Fargo, North Dakota for approximately $756,000. The purchase was financed with the issuance of limited partnership units valued at approximately $677,000 and cash. The property was purchased from an entity affiliated with Mr. Regan, a related party, who received limited partnership units valued at approximately $151,000.

In June 2013, the operating partnership purchased a 12 unit apartment complex in Bismarck, North Dakota for approximately $636,000. The purchase was financed with the issuance of limited partnership units valued at approximately $636,000. The property was purchased from an entity affiliated with Mr. Regan, a related party, who received limited partnership units valued at approximately $159,000.

In June 2013, the operating partnership purchased a 59 unit apartment complex in Fargo, North Dakota for approximately $3.1 million. The purchase was financed with the issuance of limited partnership units valued at approximately $2.4 million and cash. The property was purchased from entities affiliated with Messrs. Regan and Wieland, related parties, who received limited partnership units valued at approximately $691,000 and $627,000, respectively.

In September 2013, the operating partnership purchased a 151 unit apartment complex in St. Louis Park, Minnesota for approximately $8.8 million. The purchase was financed with a combination of a $2.3 million loan, the issuance of limited partnership units valued at approximately $5.4 million and cash. The property was purchased from entities affiliated with Messrs. Regan, Wieland, and Furness, related parties, who received limited partnership units valued at approximately $1.3 million, $973,000 and $943,000, respectively.

In October 2013, the operating partnership purchased a 48 unit apartment complex in Fargo, North Dakota for approximately $2.9 million. The purchase was financed with the issuance of limited partnership units valued at approximately $2.0 million and cash. The property was purchased from entities affiliated with Messrs. Regan and Wieland, related parties, who each received limited partnership units valued at approximately $491,000, respectively.

In October 2013, the operating partnership purchased a 444 unit apartment complex in Little Canada, Minnesota for approximately $27.1 million. The purchase was financed with a combination of a $20.0 million loan, the issuance of limited partnership units valued at approximately $5.6 million and cash. The property was purchased from entities affiliated with Messrs. Regan, Wieland, and Wolf, related parties, who received limited partnership units valued at approximately $995,000, $459,000, and $105,000, respectively.

In October 2013, the operating partnership purchased a 32,532 square foot implement dealership in Sioux City, Iowa for approximately $4.6 million. The purchase was financed with a combination of a $1.8 million loan, the issuance of limited partnership units valued at approximately $2.6 million, and cash. The property was purchased from entities affiliated with Messrs. Regan and Wieland, related parties, who received limited partnership units valued at approximately $182,000 and $57,000, respectively.

In November 2013, the operating partnership purchased a 38 unit apartment complex in Bismarck, North Dakota for approximately $2.0 million. The purchase was financed with cash.

In November 2013, the operating partnership purchased an 18 unit apartment complex in Fargo, North Dakota for approximately $900,000. The purchase was financed with the issuance of limited partnership units valued at approximately $900,000 and cash. The property was purchased from entities affiliated with Messrs. Regan and Wieland, related parties, who each received limited partnership units valued at approximately $432,000, respectively.

Code of Ethics

Our Board of Trustees has approved, and we have adopted, a Code of Ethics and Business Conduct, which is comprised of the following:

•	Code of Ethics For Senior Financial Officers, which applies to our Chief Executive Officer, Chief Accounting Officer and all of our finance employees, including those employed by the Advisor;

•	Code of Ethics and Business Conduct, which establishes guiding standards for conducting business and applies to all our trustees, employees and agents, including the Advisor; and

•	Policies and Procedures, which apply to all of our trustees, employees and agents, including the Advisor.

While each component has a specific purpose, together they provide an integrated approach to the way we conduct our business. We recognize adherence to the principles in the Code of Ethics is essential to our efforts to gain and keep the confidence and support of all of our shareholders, and to do what is legal and what is ethical. It is also necessary both to manage our business effectively and to meet the constantly changing needs of the marketplace. We believe it is a critical part of the way we do business.

Our Code of Ethics was filed with the SEC and is available on our website at www.inreit.com. You may request a copy of our Code of Ethics, without charge, by contacting Brittaney van der Hagen, Investor Relations Coordinator, in one of the following manners: (1) by writing: Attention: Brittaney van der Hagen, INREIT Real Estate Investment Trust, 1711 Gold Drive South, Suite 100, Fargo, ND 58103, (2) by calling (701) 353-2729 or (3) by emailing a request to bvanderhagen@inreit.com.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and trustees and persons who own more than ten percent (10%) of our common stock to file initial reports of ownership (Form 3) and reports of changes in ownership (Form 4) with the Securities and Exchange Commission. As a matter of practice, our Advisor assists our trustees and executive officers with these reporting requirements, and typically files these reports on their behalf. We are required to disclose whether we have knowledge any person required to file such reports may have failed to do so in a timely manner.

Based solely on review of the copies of such forms furnished to us, we believe all of the trustees and executive officers of the Trust have timely satisfied their Section 16(a) reporting obligations for the fiscal year ended December 31, 2013, except for the following inadvertent untimely filings: (i) the Form 4 reporting the receipt of Limited Partnership Units in connection with seven UPREIT transactions by Kenneth P. Regan which occurred on February 19, 2013 was filed on June 6, 2013, (ii) the Form 4 reporting the receipt of Limited Partnership Units in connection with five UPREIT transactions by James Wieland which occurred on February 19, 2013 was filed on June 6, 2013; and (iii) the Form 4 reporting the receipt of Limited Partnership Units in connection with a 721 UPREIT transaction by Bruce Furness which occurred on February 19, 2013 was filed on June 6, 2013.

PROPOSAL 1 -

ELECTION OF TRUSTEES

Our shareholders are asked to act upon a proposal to elect the trustee nominees. Our Board of Trustees is presently composed of nine (9) trustees. The term of the current trustees will expire at the annual meeting.

The Board of Trustees has nominated nine (9) nominees for election to the Board of Trustees: Clifford Fearing, Bruce W. Furness, James R. Hansen, Timothy Haugen, Timothy Hunt, Kenneth P. Regan, Richard Savageau, James S. Wieland and Lance R. Wolf. All nominees currently serve as members of our Board of Trustees. Each trustee is to serve until the next annual meeting of our shareholders and until his successor has been duly elected and qualified, or until the trustee’s earlier death, resignation or termination. All the nominees have indicated a willingness to serve if elected.

Vote Required

A plurality of the votes cast is required for the election of the trustees to serve until the next annual meeting of shareholders, or until their successors are duly elected and qualified. This means the trustee nominee with the most votes for a particular slot is elected for that slot. Only votes “for” or “withheld” affect the outcome. Abstentions are not counted for purposes of the election of trustees.

Unless a contrary choice is specified, proxies solicited by our Board of Trustees will be voted FOR approval of the election of each of the trustee nominees.

A shareholder has one vote per share for each trustee nominee. Cumulative voting does not apply in the election of trustees. Proxies may not be voted for a greater number of persons than the trustee nominees.

Recommendation of our Board of Trustees

Our Board of Trustees recommends a vote FOR each of the trustee nominees to hold office until the next annual meeting of shareholders and until their successors have been duly elected and qualified.

Nominees for Trustee

Biographical and other information concerning our current trustees and the trustee nominees for election at the annual meeting is set forth below.

Name	Age*	Current Positions	Member Since
Kenneth P. Regan	57	Chief Executive Officer and Trustee	July 2007
Bruce W. Furness	74	Chairman of the Board,	May 2008
		Nomination and Governance Committee Member,
		Chair of Executive Committee
Clifford Fearing	70	Trustee,	March 2005
		Audit Committee Member,
		Disclosure Committee Member
James R. Hansen	68	Trustee,	May 2010
		Executive Committee Member,
		Nomination and Governance Committee Member
Timothy Haugen	58	Trustee,	June 2013
		Audit Committee Member
Timothy Hunt	63	Trustee,	October 2003
		Executive Committee Member,
		Chair of Audit Committee
Richard Savageau	79	Trustee,	May 2009
		Executive Committee Member
		Chair of Nomination and Governance Committee
James S. Wieland	62	Trustee,	June 2007
		Nomination and Governance Committee Member,
		Executive Committee Member
Lance R. Wolf	66	Trustee,	May 2010
		Audit Committee Member,
		Chair of Disclosure Committee

*	As of April 15, 2014

Kenneth P. Regan has served as a trustee since July 2007 and as our Chief Executive Officer since May 2007. He has also served as the Chief Executive Officer and Chairman of the Board of INREIT Management, LLC, our Advisor, since May 2007. Mr. Regan has over 31 years of experience in the real estate industry. In March 1981, he cofounded the GOLDMARK companies with James Wieland. Mr. Regan is the Chief Executive Officer, Chairman and co-owner of GOLDMARK Property Management, Inc., one of our property management firms. He is also an owner of GOLDMARK SCHLOSSMAN Real Estate Services, Inc. and GOLDMARK Development Corporation. During his service to the GOLDMARK companies, Mr. Regan has been active in the acquisition, development, operation and management of multifamily and commercial real estate. Prior to co-founding the GOLDMARK companies, he began his real estate career in 1979 with Warner and Company, located in Fargo, ND. Prior to that, Mr. Regan worked as an Assistant National Bank Examiner for the OCC Division of the U.S. Treasury. He received a B.S.B.A. degree in Business Management from the University of North Dakota, and is a Certified Commercial Investment Member (CCIM), Certified Property Manager (CPM) and Graduate Realtors Institute (GRI). Mr. Regan is also a member of the FM Apartment Association, FM Area Association of Realtors and the National Association of Realtors.

Mr. Regan was nominated for election to the Board of Trustees because of his specific experience and expertise in property investment, management, brokerage and development. Mr. Regan’s knowledge of the investment real estate industry allows him to provide great insight to the Board. In addition, Mr. Regan’s past and continuing contributions to us as Trustee, Chief Executive Officer and INREIT investor, all provide many benefits to the Trust and its Board.

Bruce W. Furness has served as our Chairman of the Board since June 2011 and served as Vice Chairman of the Board from May 2008 to June 2011. Mr. Furness currently serves as the Chair of our Executive Committee and as a member of our Nomination and Governance Committee. Previously, Mr. Furness served as the Vice President for business relations and development of the State Bank & Trust of Fargo from June 2006 through March 2008, when he was appointed interim Chief Executive Officer of the North Dakota Workforce Safety & Insurance Agency, until he retired in March 2009. Mr. Furness was elected to the Fargo City Commission in 1992, and served as the Mayor of the City of Fargo, ND from April 1994 to June 2006. He worked with the Greater North Dakota Association from 1992 through 1995. In addition, he was employed by International Business Machines (IBM) (NYSE: IBM) for 30 years, including management positions in several locations. Mr. Furness served as a director for Bell State Bank & Trust of Fargo, ND (and as a member of their audit committee) for 24 years. He currently serves as a director for Lake Agassiz Water Authority, City of Fargo Renaissance Zone Authority, Charism Neighborhood Support Centers, the FM Area Foundation and the Metro Sports Foundation. Mr. Furness received a Bachelor of Science degree in Mathematics from Jamestown College and a Master’s degree in Mathematics from Montana State University.

Mr. Furness was nominated for election to the Board of Trustees because of his specific governance and management experience and his expertise in the computer industry and municipal sector. Mr. Furness’ perspective on banking, business and real estate, his distinguished service to the City of Fargo as Mayor and the State of North Dakota as Interim Chief Executive Officer of the North Dakota Workforce Safety & Insurance agency allows him to provide great insight to the Board. In addition, Mr. Furness’ past and continuing contributions to us as Trustee, Chairman of the Board and INREIT investor all provide many benefits to the Trust and its Board.

Clifford Fearing has served as one of our trustees since March 2005. He currently serves on our Audit Committee and our Disclosure Committee. Mr. Fearing has over 35 years of accounting experience. From 1997 to April 1999, he served as the Financial Officer of Fairview Health Services until he retired in 1999. Prior to that, he worked at the University of Minnesota Hospitals and Clinics as Accounting Supervisor from 1969 until 1974, when he became Chief Financial Officer until 1996. From May 1967 through February 1969, Mr. Fearing was an acquisition accountant for International Multifoods. Mr. Fearing worked as a tax accountant for Boulay, Heutmaker, Zibell & Co. from October 1966 through April 1967 and as a junior auditor for Lybrand, Ross Brothers and Montgomery, Inc. from August 1965 through September 1966. Mr. Fearing received a B.A. degree in Accounting from the University of Minneapolis, Duluth.

Mr. Fearing was nominated for election to the Board of Trustees because of his specific accounting and health care industry knowledge. Mr. Fearing’s expertise in acquisitions, business and real estate allows him to provide great insight to the Board. In addition, Mr. Fearing’s past and continuing contributions to us as Trustee and INREIT investor provide many benefits to the Trust and its Board.

James R. Hansen has served as one of our trustees since May 2010. Mr. Hansen currently serves on our Executive Committee and our Nomination and Governance Committee. After serving in the U.S. Army, Mr. Hansen began his career in the automotive industry, where he was a partner of Hansen Automotive Group in Grand Forks until the business was sold in 2006. He is the owner and manager of Hansen Investments, Inc., which included an ABRA Body and Glass franchise since 2002 and an Avis Auto rental franchise since 1989. He was the owner and manager of Hansen Cycle and Marine, Inc., which sold and serviced Honda motorcycles and marine products, from 1989 to 2008; the owner and manager of Hansen Ford Lincoln Mercury, Inc., which sold and serviced new and used Ford Motor Company products, from 1954 to 2006; and partner in Auto Finance Super Center, Inc., which sold and financed used vehicles in Grand Forks, Fargo and Bismarck, ND, from 1986 to the present. He is also a partner in Northstar Telecom, Inc., which sells Verizon cellular telephones in Grand Forks and Fargo, ND and Thief River Falls, MN, from 2002 to the present. Mr. Hansen received a B.S. degree in Business Administration from the University of North Dakota.

Mr. Hansen was nominated for election to the Board of Trustees because of his specific business operations and management knowledge across various industries. Mr. Hansen’s expertise in business and real estate allows him to provide great insight to the Board. In addition, Mr. Hansen’s past and continuing contributions to us as Trustee and INREIT investor provide many benefits to the Trust and its Board.

Timothy L. Haugen has served as one of our trustees since June 2013. Mr. Haugen currently serves on our Audit Committee. Mr. Haugen has over 37 years of experience in corporate and business accounting, is a Certified Public Accountant previously served as Vice President of Orthopedics and Sports Medicine for Sanford Health, Fargo, North Dakota. From 1988 to 2010, Mr. Haugen served as Administrator for the clinic and surgery center divisions of Orthopedic Associates where he was responsible for all administrative duties, including accounting, marketing, human resources, contracting, planning, payroll and accounts payable. Prior to his time with Orthopedic Associates, Mr. Haugen worked for St. Luke’s Hospital, as a Budget and Cost Accountant and for the State of North Dakota as a Tax Auditor. Mr. Haugen currently serves on the board of the Hospice of the Red River Valley and has previously served on the board for Vision Services of North Dakota and Community Living Services. Mr. Haugen received a B.S. degree in Business Administration from the University of North Dakota.

Mr. Haugen was nominated for election to the Board of Trustees because of his specific accounting and medical industry knowledge. Mr. Haugen’s expertise in business, financing and planning and construction allows him to provide great insight to the Board. In addition, Mr. Haugen’s past and continuing contributions to us as Trustee and INREIT investor provide many benefits to the Trust and its Board.

Timothy Hunt has served as one of our trustees since October 2003. Mr. Hunt currently serves as the Chair of our Audit Committee and as a member of our Executive Committee. Mr. Hunt has over 30 years of experience in healthcare administration. He has served as the Chief Executive Officer of Alexandria Clinic, PA, a 36-physician clinic in Alexandria, MN since 1990. Throughout his career as a hospital and clinic CEO he has gained experience in the planning and construction of multiple healthcare facilities. He is a fellow in the American College of Healthcare Administrators, and a past Board member of the Minnesota Medical Group Management Association. Mr. Hunt also serves as the administrator of a large, corporate retirement plan, and has experience in the investment and management of personal real estate income properties. Mr. Hunt received a Master’s degree in Healthcare Administration from the University of Minnesota.

Mr. Hunt was nominated for election to the Board of Trustees because of his specific executive management and healthcare administration knowledge. Mr. Hunt’s expertise in planning and construction of health care facilities allows him to provide great insight to the Board. In addition, Mr. Hunt’s past and continuing contributions to us as Trustee and INREIT investor provide many benefits to the Trust and its Board.

Richard Savageau has served as one of our trustees since May 2009. He currently serves as Chair of the Nomination and Governance Committee and is a member of the Executive Committee. Previously, Mr. Savageau served in various positions with Caterpillar, Inc. (NYSE: CAT) — Butler Machinery Company: President from 1986 through 1998, Executive Vice President from 1981 to 1986, Vice President & CFO from 1979 to 1981, General Manager I & I Division from 1975 to 1977 and Finance Manager from 1970 to 1975. He also served as the Finance Manager for General Motors Acceptance Corporation (now known as Ally Financial, Inc.), a wholly-owned subsidiary of General Motors Corporation, from 1960 to 1965. From 1965 to 1970, he was a Sales Executive with A.H. Robins Pharmaceutical. Mr. Savageau has served and currently serves on several boards, including St. Johns Hospital Fargo, Hospice of the Red River Valley, Riverview Seniors Living Center, Grow Parochial Fund, Associated Equipment Dealers, F-M Credit Manager, St. Anthony’s Parish and School, Dean Real Estate. More recently, he has presided over several commercial and residential real estate developments. Mr. Savageau received a B.S. degree in Science and Mathematics from North Dakota State University, and a degree in Education at the North Dakota State University. He also served in the U.S. Army in the Infantry Medical Corp.

Mr. Savageau was nominated for election to the Board of Trustees because of his specific executive leadership, real estate development and accounting knowledge. Mr. Savageau’s expertise in business and real estate allows him to provide great insight to the Board. In addition, Mr. Savageau’s past and continuing contributions to us as Trustee and INREIT investor provide many benefits to the Trust and its Board.

James S. Wieland has served as one of our trustees since June 2007. He currently serves on our Executive Committee and our Nomination and Governance Committee. Mr. Wieland also serves on the Board of Governors of INREIT Management, LLC, our Advisor, since January 2007, and is an owner of the Advisor, indirectly through Wieland Investments, of which Mr. Wieland is the general partner. Mr. Wieland has over 33 years of experience in property investment, management, brokerage and development. In March 1981, he cofounded the GOLDMARK companies with Kenneth Regan. Mr. Wieland is the Vice President and co-owner of GOLDMARK Property Management, Inc., one of our property managers, and is the President, Managing Partner and co-owner of GOLDMARK SCHLOSSMAN Real Estate Services, Inc. and Vice President and co-owner of GOLDMARK Development Corporation. During his service to the GOLDMARK companies, Mr. Wieland has been active in the acquisition, development, operation and management of multifamily and commercial real estate. Mr. Wieland currently serves and has served on various boards, including for Bell State Bank and Trust, Dakota Renaissance Ventures, Space Age Technology, Jamestown Community Hospital, North Dakota State University Team Makers, NDSU College of Business, Cass County Electric Cooperative, Northern Capital Trust, Production Publications, Inc. and the Walton Bean Cooperative. Mr. Wieland received a B.S. degree in Business Economics and a Master’s degree in Agricultural Economics from the North Dakota State University.

Mr. Wieland was nominated for election to the Board of Trustees because of his specific experience and expertise in property investment, management, brokerage and development. Mr. Wieland’s expertise in business and real estate allows him to provide great insight to the Board. In addition, Mr. Wieland’s past and continuing contributions to us as Trustee and INREIT investor provide many benefits to the Trust and its Board.

Lance R. Wolf has served as one of our trustees since May 2010. He currently serves as Chair of our Disclosure Committee and as a member of our Audit Committee. Currently, Mr. Wolf serves as the Executive Vice President and Director of Retail Banking of Gate City Bank since 2000, and chairs its Compliance Committee. Prior to that, he served in various positions with Gate City Bank or its affiliates: Senior Vice President and Director of Retail Banking at Gate City Federal Savings Bank from 1993 to 2000; Vice President of Gate City Federal Savings Bank from 1986 to 1993; Branch Coordinator from 1983 to 1993; and Branch Manager of Gate City Federal Savings Bank from 1979 to 1983. Mr. Wolf also serves on the Open Compliance Committee for the American Bankers Association and the Board of Regents of the University of Mary, Bismarck, ND. Mr. Wolf received a B.S. degree in physical education, biology and chemistry from the North Dakota State University.

Mr. Wolf was nominated for election to the Board of Trustees because of his specific regulatory compliance and retail banking knowledge. Mr. Wolf’s expertise in business and real estate allows him to provide great insight to the Board. In addition, Mr. Wolf’s past and continuing contributions to us as Trustee and INREIT investor provide many benefits to the Trust and its Board.

PROPOSAL 2 -

RATIFICATION OF THE BOARD’S AMENDMENT TO THE AMENDED AND RESTATED DECLARATION OF TRUST AMENDING ARTICLE III AND ARTICLE X SECTION 10.3.2-.3

Our shareholders are asked to act upon a proposal to ratify the Board’s amendment to the Amended and Restated Declaration of Trust amending Article III and Article X Section 10.3.2-.3. The Declaration, as amended, is attached to this proxy statement as Annex A. The amendments to the Amended and Restated Declaration of Trust broaden the Trust’s investment authority and change the Trust’s principal office address to its current location. The Amended and Restated Declaration of Trust was approved by the Board of Trustees on March 27, 2014.

The major objective in amending and restating our Declaration of Trust was to broaden investment authority to allow loans or investments to the Sponsor, Advisor, a Trustee or Affiliate, subject to approval by a majority of the Trustees (including a majority of the Independent Trustees) not otherwise interested in such transaction. The additional change was to update the Declaration to reference the current location of our principal office.

More specifically, the revisions include:

•	Principal Office in North Dakota and Resident Agent (Article III)—the address of the principal office of the Trust in the State of North Dakota is 1711 Gold Drive South, Suite 100, Fargo, North Dakota 58103. The name of the commercial resident agent of the Trust is Corporation Service Company. The North Dakota Secretary of State is appointed as agent of the real estate investment trust for service of process as provided in N.D.C.C. § 10-01.1-13.

•	Other Transactions (Section 10.3)

•	Section 10.3.2. The Trust shall not be permitted to make loans or investments to the Sponsor, the Advisor, a Trustee, or any Affiliates, including Mortgages pursuant to the terms of Section 9.4, unless such loans or investments are approved by a majority of the Trustees (including a majority of the Independent Trustees) not otherwise interested in such transaction. In all cases, such transactions shall be commercially reasonable and on terms no less favorable to the Trust than such transactions between unaffiliated parties under the same circumstances.

•	Section 10.3.3. The Sponsor, Advisor, Trustees and any Affiliates thereof shall not make loans to the Trust, or to joint ventures in which the Trust is a co-venturer, unless approved by a majority of the Trustees (including a majority of the Independent Trustees) not otherwise interested in such transaction as fair, competitive, and commercially reasonable, and no less favorable to the Trust than comparable loans between unaffiliated parties.

This summary description of the Amended and Restated Declaration of Trust is qualified in its entirety by the complete text of the document, which is included as Annex A to this proxy statement.

Vote Required

Ratification of the Board’s amendment to Article III and Article X Section 10.3.2-.3 of the Amended and Restated Declaration of Trust will require the affirmative vote of the holders of a majority of the outstanding shares entitled to vote at the annual meeting.

Unless a contrary choice is specified, proxies solicited by the Board of Trustees will be voted FOR the ratification of the Board’s amendment to Article III and Article X Section 10.3.2-.3 of the Amended and Restated Declaration of Trust.

Recommendation of Our Board of Trustees

Our Board of Trustees recommends a vote FOR the ratification of the approval of the Amended and Restated Declaration of Trust.

PROPOSAL 3 -

RATIFICATION OF THE APPOINTMENT OF

BAKER TILLY VIRCHOW KRAUSE, LLP

AS OUR

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Baker Tilly Virchow Krause, LLP (“Baker Tilly”) to serve as our independent registered public accounting firm for the year ending December 31, 2014, subject to ratification by our shareholders. Baker Tilly audited our consolidated financial statements for the current fiscal year ending December 31, 2013. Widmer Roel PC audited our consolidated financial statements for the year ended December 31, 2012.

Our shareholders are asked to act upon a proposal to ratify the appointment of Baker Tilly as our independent registered public accounting firm for the year ending December 31, 2014.

A representative of Baker Tilly is expected to be present at the annual meeting, by telephone, and will have an opportunity to make a statement if he or she so desires. The Baker Tilly representative will also be available to respond to appropriate questions from shareholders.

Change in Independent Registered Public Accounting Firm

Following a competitive bidding process undertaken by the Audit Committee of INREIT Board of Trustees, the Audit Committee approved the selection of Baker Tilly to serve as INREIT’s independent registered public accounting firm for the fiscal year ending December 31, 2013. Effective March 29, 2013, Baker Tilly was engaged as INREIT’s independent registered public accounting firm for the fiscal year ending December 31, 2013. At no time during the two fiscal years ended December 31, 2012 and December 31, 2011 and the subsequent interim period through March 29, 2013 did INREIT (or anyone acting on its behalf) consult with Baker Tilly with respect to either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on INREIT’s consolidated financial statements; or (2) any other matter that was either the subject of a disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Widmer Roel, PC (“Widmer Roel”), the Company’s prior independent registered public accounting firm, term ended on March 29, 2013. Widmer Roel’s reports on INREIT’s consolidated financial statements for each of the fiscal years ended December 31, 2012 and December 31, 2011 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the two fiscal years ended December 31, 2012 and December 31, 2011 and the subsequent interim period through the date of dismissal, there were (1) no disagreements between INREIT and Widmer Roel on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to Widmer Roel’s satisfaction, would have caused Widmer Roel to make reference to the subject matter of the disagreement in connection with its report for such years; and (2) there were no reportable events as described in Item  304(a)(1)(v) of Regulation S-K.

Audit and Non-Audit Fees

The following table summarizes the fees we were billed for audit and non-audit services provided by Baker Tilly for the fiscal year 2013 and Widmer Roel for fiscal year 2012:

	2012	2013
Audit Fees	$108,000	$112,000
Audit-Related Fees (review of registration statements and other SEC filings)	$2,000	$2,000
Tax Fees (tax-related services, including income tax advice regarding income taxes within the United States)	$0	$0
All Other Fees	$0	$0

Total Fees	$110,000	$114,000

None of the services described above were approved pursuant to the exception provided in Rule 2-01(c)(7)(i)(C) of Regulation S-X promulgated by the SEC.

Pre-Approval Policies and Procedures

The Audit Committee has a policy for the pre-approval of audit services, requiring its prior approval for all audit and non-audit services provided by our independent registered public accounting firm. Our independent registered public accounting firm may not provide certain prohibited services. The Audit Committee’s prior approval must be obtained before the scope or cost of pre-approved services is increased.

Consistent with these policies and procedures, the Audit Committee approved all of the services rendered by Baker Tilly during fiscal year 2013 and Widmer Roel during fiscal year 2012, as described above.

Vote Required

Approval of the ratification of the appointment of Baker Tilly Virchow Krause, LLP as our independent registered public accounting firm for the year ending December 31, 2014 will require the affirmative vote of the holders of a majority of the outstanding shares entitled to vote at the annual meeting.

Unless a contrary choice is specified, proxies solicited by our Board of Trustees will be voted FOR ratification of the appointment of Baker Tilly Virchow Krause, LLP as our independent registered public accounting firm for the year ending December 31, 2014.

Recommendation of Our Board of Trustees

Our Board of Trustees recommends a vote FOR ratification of the appointment of Baker Tilly Virchow Krause, LLP as our independent registered public accounting firm for the year ending December 31, 2014.

REPORT OF THE AUDIT COMMITTEE

The following Audit Committee Report shall not be deemed “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933 or Securities Exchange Act of 1934, each as amended, except to the extent we specifically incorporate it by reference into such filing.

The Audit Committee oversees our financial reporting process on behalf of our Board of Trustees. The committee is currently comprised of four trustees. The committee is governed by our Audit Committee charter. All of the Audit Committee members are independent within the meaning of Rule 5605(a)(2) of the Nasdaq Marketplace Rules, and “independent,” as that term is defined in Section 10A of the Exchange Act. Management has the primary responsibility for the financial statements and the reporting process, including our systems of internal controls. In fulfilling its responsibilities, the committee reviewed the financial statements in the quarterly reports on Form 10-Q and the Annual Report on Form 10-K with management, including a discussion of the quality and acceptability of our financial reporting and controls.

The committee reviewed with our independent registered public accounting firm, who are responsible for expressing an opinion on the conformity of our audited financial statements with generally accepted accounting standards, their judgments as to the quality and acceptability of our financial reporting and such other matters as are required to be discussed with the committee under generally accepted auditing standards, including the matters required to be discussed by Auditing Standard No.16, as adopted by the Public Company Accounting Oversight Board (“PCAOB”). In addition, the committee has discussed with the independent registered public accounting firm the auditors’ independence from management and us, including the matters in the registered public accounting firm’s written disclosures and the letter required by the applicable requirements of the PCAOB. Furthermore, the committee has considered whether the provision of non-audit services by the independent registered public accounting firm for the fiscal year ended December 31, 2013, is compatible with maintaining their independence.

The committee also discussed with our independent registered public accounting firm the overall scope and plans for its audit. The committee met with members of the independent registered public accounting firm, with and without management present, to discuss the results of its examination, its evaluation of our internal controls and the overall quality of our financial reporting.

In reliance on the reviews and discussions referred to above, the committee recommended to our Board of Trustees the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2013 for filing with the SEC. The committee has appointed Baker Tilly Virchow Krause, LLP to serve as our principal independent public accountants for the year ending December 31, 2014.

Management is responsible for our financial reporting process including its system of internal control, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. Our independent registered public accounting firm is responsible for auditing those financial statements. The committee’s responsibility is to monitor and review these processes. It is not the committee’s duty or responsibility to conduct auditing or accounting reviews or procedures. The members of the committee may not be, and, except for our Audit Committee financial expert, do not represent themselves to be or to serve as, accountants or auditors by profession or experts in the fields of accounting or auditing. Therefore, the committee has relied, without independent verification, on management’s representation the financial statements have been prepared with integrity and objectivity and in conformity with U.S. generally accepted accounting principles and on the independent registered public accounting firm’s report on our financial statements. The committee’s oversight does not provide it with an independent basis to determine management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the committee’s considerations and discussions with management and the independent registered public accounting firm do not assure our financial statements are presented in accordance with generally accepted accounting principles, the audit of our financial statements has been carried out in accordance with U.S. generally accepted auditing standards or our independent accountants are in fact “independent.”

In addition to the responsibilities discussed in the preceding paragraphs, the committee’s responsibilities include reviewing significant accounting policies, policy decisions and changes, along with significant accounting, reporting and operational issues. The committee also reviews corporate policies and significant instances (if any) of the lack of compliance with laws and regulations, ethics, conflicts of interest and the investigation of misconduct or fraud. The committee is responsible for the resolution of any disagreements between management and the independent registered public accounting firm regarding financial reporting, review and approval of the annual internal audit plan and reports of the internal audit function and the establishment of procedures to receive, retain and treat complaints and whistle-blower information regarding questionable accounting or auditing matters.

The committee is pleased to submit this report to the shareholders with regard to the above matters.

Timothy Hunt, Chairman

Clifford Fearing

Timothy Haugen

Lance R. Wolf

SHAREHOLDER NOMINATIONS AND PROPOSALS FOR 2015 ANNUAL MEETING

Pursuant to the applicable rules under the Securities Exchange Act of 1934, as amended (“Exchange Act”), and our Amended and Restated Bylaws, a shareholder may nominate individuals for election to the Board of Trustees or present a shareholder proposal for consideration at the 2015 annual meeting as well as inclusion in our 2015 proxy statement. Shareholder nominations and proposals may be made only by a person who was a shareholder of record both at the time of giving written notice and at the time of the 2015 annual meeting, who is entitled to vote at the 2014 annual meeting and who has complied with all applicable requirements of Rule 14a 8 promulgated under the Exchange Act and with the requirements of Article II, Section 11(a) of our Amended and Restated Bylaws.

A shareholder who wishes to make a shareholder nomination or proposal to be considered for the 2015 annual meeting must deliver the notice specified under Article II, Section 11(a) of our Amended and Restated Bylaws. To be timely, a shareholder’s notice of the shareholder proposal or nominee must be in writing and received by our Secretary at our principal executive office no earlier than the 150th day nor later than 5:00 p.m., Central Time, on the 120th day prior to the first anniversary of the date of mailing of the notice for the 2014 annual meeting. However, if the date of the 2015 annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the 2014 annual meeting, timely notice must be received no earlier than the 150th day prior to the date of the 2015 annual meeting and not later than 5:00 p.m., Central Time, on the later of the 120th day prior to the date of the 2015 annual meeting or the tenth day after a public announcement of the date of the 2014 annual meeting is first made. A public announcement of a postponement or adjournment of an annual meeting shall not commence a new time period for the giving of a shareholder’s notice as described above.

Provided the date of the 2015 annual meeting of shareholders is not advanced or delayed by more than 30 days from the first anniversary of the date of the 2014 annual meeting, a shareholder who wishes to make a shareholder nomination or proposal to be considered for the 2015 annual meeting must deliver the notice specified between December 31, 2014 and January 30, 2015. Any notice should be mailed to: Brittaney van der Hagen, INREIT Real Estate Investment Trust, 1711 Gold Drive South, Suite 100, Fargo, ND 58103.

Shareholders interested in submitting such a proposal or making a nomination are advised to contact knowledgeable counsel with regard to the detailed requirements of such securities rules and to review applicable requirements in our Amended and Restated Bylaws. Please see “Corporate Governance, Board of Directors and Committees - Shareholder Nominations” for more information on shareholder nominations.

The form of proxy and this proxy statement have been approved by our Board of Trustees and are being mailed and delivered to shareholders by its authority.

/s/ Kenneth P. Regan
Kenneth P. Regan
Chief Executive Officer

Fargo, North Dakota

April 30, 2014

ANNEX A

THIRD AMENDED AND RESTATED DECLARATION OF TRUST

INREIT REAL ESTATE INVESTMENT TRUST

THIRD AMENDED AND RESTATED DECLARATION OF TRUST

ARTICLE I.

NAME

The name of the trust (which is hereinafter called the “Trust”) is: INREIT Real Estate Investment Trust.

ARTICLE II.

PURPOSES AND POWERS

The Trust may engage in any lawful business or activity for which trusts may be organized under the general laws of the State of North Dakota as now or hereafter in force (including, without limitation or obligation, engaging in business as a real estate investment trust under the Internal Revenue Code of 1986, as amended, or any successor statute), and shall possess all powers necessary to conduct any business in which it is authorized to engage, including but not limited to, all those powers expressly conferred upon real estate investment trusts by the North Dakota Century Code Chapter 10-34, as they may from time to time be amended, together with those powers implied therefrom.

ARTICLE III.

PRINCIPAL OFFICE IN NORTH DAKOTA AND RESIDENT AGENT

The address of the principal office of the Trust in the State of North Dakota is 1711 Gold Drive South, Suite 100, Fargo, North Dakota 58103. The name of the commercial resident agent of the Trust is Corporation Service Company. The North Dakota Secretary of State is appointed as agent of the real estate investment trust for service of process as provided in N.D.C.C. § 10-01.1-13.

ARTICLE IV.

DEFINITIONS

As used in this Charter, the following terms shall have the following meanings unless the context otherwise requires:

Acquisition Expenses shall mean any and all expenses incurred by the Trust, the Advisor, or any Affiliate of either in connection with the selection, acquisition or development of any Asset, whether or not acquired, including, without limitation, legal fees and expenses, travel and communications expenses, costs of appraisals, nonrefundable option payments on property not acquired, accounting fees and expenses and title insurance premiums.

Acquisition Fees shall mean any and all fees and commissions, exclusive of Acquisition Expenses, paid by any Person to any other Person (including any fees or commissions paid by or to any Affiliate of the Trust or the Advisor) in connection with making or investing in Real Estate Related Assets or the purchase, development or construction of a Property, including real estate commissions, selection fees, Development Fees, Construction Fees, nonrecurring management fees, loan fees, points or any other fees of a similar nature. Excluded shall be Development Fees and Construction Fees paid to any Person not affiliated with the Sponsor in connection with the actual development and construction of a project.

Advisor or Advisors shall mean the Person or Persons, if any, appointed, employed or contracted with by the Trust pursuant to Section 8.1 hereof and responsible for directing or performing the day-to-day business affairs of the Trust, including any Person to whom such Advisor subcontracts all or substantially all of such functions.

Advisory Agreement shall mean the agreement between the Trust, the Operating Partnership, the Advisor and the other parties named therein pursuant to which the Advisor will direct or perform the day-to-day business affairs of the Trust.

Adopted by the Board of Trustees

March 27, 2014

Affiliate or Affiliated shall mean, with respect to any Person, (i) any Person directly or indirectly owning, controlling or holding, with power to vote 10% or more of the outstanding voting securities of such other Person; (ii) any Person 10% or more of whose outstanding voting securities are directly or indirectly owned, controlled or held with power to vote by such other Person; (iii) any Person directly or indirectly controlling, controlled by or under common control with such other Person; (iv) any executive officer, trustee, trustee or general partner of such other Person; and (v) any legal entity for which such Person acts as an executive officer, trustee, trustee or general partner.

Aggregate Share Ownership Limit shall mean not more than 9.9% in value in the aggregate of the outstanding Shares.

Asset shall mean any Property, Real Estate Related Asset or other investment (other than investments in bank accounts, money market funds, marketable securities or other current assets) owned by the Trust, directly or indirectly through one or more of its Affiliates, and any other investment made by the Trust, directly or indirectly through one or more of its Affiliates.

Average Invested Assets shall mean, for any specified period, the average of the aggregate book value of the Assets of the Trust invested, directly or indirectly, in Real Estate and Real Estate Related Assets, before deducting depreciation, bad debts or other non-cash reserves, computed by taking the average of such values at the end of each month during such period.

Beneficial Ownership shall mean ownership of Shares by a Person, whether the interest in Shares is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms “Beneficial Owner,” “Beneficially Owns” and “Beneficially Owned” shall have the correlative meanings.

Board or Board of Trustees shall mean the board of trustees of the Trust.

Business Day shall mean any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City are authorized or required by law, regulation or executive order to close.

Bylaws shall mean the Bylaws of the Trust, as amended by the Amended and Restated Bylaws, and as may be amended further from time to time.

Charitable Beneficiary shall mean one or more beneficiaries of the Charitable Trust as determined pursuant to Section 6.2.6, provided that each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

Charitable Trust shall mean any trust provided for in Section 6.2.1.

Charitable Trustee shall mean the Person unaffiliated with the Trust and a Prohibited Owner that is appointed by the Trust to serve as trustee of the Charitable Trust.

Charter shall mean the Declaration of Trust of the Trust, as amended by the Third Amended and Restated Declaration of Trust, and as may be amended further from time to time.

Code shall mean the Internal Revenue Code of 1986, as amended, or any successor statute.

Common Share Ownership Limit shall mean not more than 9.9% (in value or in number of Common Shares, whichever is more restrictive) of the aggregate of the outstanding Common Shares of Beneficial Interest.

Common Shares shall mean common shares of beneficial interest of the Trust.

Competitive Real Estate Commission shall mean a real estate or brokerage commission paid for the purchase or sale of a Property that is reasonable, customary and competitive in light of the size, type and location of the Property.

Adopted by the Board of Trustees

March 27, 2014

Construction Fee shall mean a fee or other remuneration for acting as general contractor and/or construction manager to construct improvements, supervise and coordinate projects or to provide major repairs or rehabilitations on a Property.

Constructive Ownership shall mean ownership of Shares by a Person, whether the interest in Shares is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code. The terms “Constructive Owner,” “Constructively Owns,” “Constructively Owned” and “Constructively” (as the context requires) shall have the correlative meanings.

Contract Purchase Price shall mean the amount actually paid or allocated in respect of the purchase, development, construction or improvement of a Property or the amount of funds advanced with respect to a Mortgage, or the amount actually paid or allocated in respect of the purchase of other Assets, in each case exclusive of Acquisition Fees and Acquisition Expenses.

Development Fee shall mean a fee for the packaging of a Property, including negotiating and approving plans, and undertaking to assist in obtaining zoning and necessary variances and financing for a specific Property, either initially or at a later date.

Distributions shall mean any distributions of money or other property, pursuant to Section 5.5 hereof, by the Trust to owners of Shares, including distributions that may constitute a return of capital for federal income tax purposes.

Distributor shall mean, in connection with an Offering, any other Person selected by the Board of Trustees to act as an underwriter or a broker-dealer that is a member in good standing of FINRA or is exempt from the broker-dealer registration requirements, and that, in any case, enters into an agreement with the Trust to sell Shares. This shall also include any sub-distributors that such Distributor may engage by written agreement to sell the Shares in the Offering who shall either be a member in good standing of FINRA or exempt from the broker-dealer registration requirements.

Excepted Holder shall mean a Shareholder for whom an Excepted Holder Limit is created by Article VI or by the Board of Trustees pursuant to Section 6.1.7.

Excepted Holder Limit shall mean with respect to any Shareholder, the percentage limit established by the Board of Trustees pursuant to Section 6.1.7 for such Shareholder, subject to adjustment pursuant to Section 6.1.8.

Excess Amount shall mean the amount of the Total Operating Expenses exceeding the 2%/25% Guidelines where the Independent Trustees have made a finding that, based on such unusual and non-recurring factors that they deem sufficient, such additional expenses are justified.

FINRA shall mean the Financial Industry Regulatory Authority, Inc.

Gross Proceeds shall mean the aggregate purchase price of all Shares sold for the account of the Trust through an Offering, without deduction for Selling Commissions, volume discounts, any marketing support and due diligence expense reimbursement or Organization and Offering Expenses. For the purpose of computing Gross Proceeds, the purchase price of any Share for which reduced Selling Commissions are paid to a Distributor (where net proceeds to the Trust are not reduced) shall be deemed to be the full amount of the offering price per Share pursuant to the Prospectus for such Offering without reduction.

Indemnitee shall have the meaning as provided in Section 12.2(b) and (c) herein.

Independent Appraiser shall mean a Person with no material current or prior business or personal relationship with the Advisor or any of the Trustees (other than having contemporaneously or previously provided appraisal services with respect to any Properties or Assets of the Trust), and who is engaged to a substantial extent in the business of rendering opinions regarding the value of Real Property and/or other Assets of the type held by the Trust. Membership in a nationally recognized appraisal society such as the American Institute of Real Estate Appraisers or the Society of Real Estate Appraisers shall be conclusive evidence of being engaged to a substantial extent in the business of rendering opinions regarding the value of Real Property.

Adopted by the Board of Trustees

March 27, 2014

Independent Trustee shall mean a Trustee who is not on the date of determination, and within the last two years from the date of determination has not been, directly or indirectly, associated with the Sponsor or the Advisor by virtue of (i) ownership of an interest in the Sponsor, the Advisor or any of their Affiliates, other than the Trust (other than ownership of less than one percent of any such entity that is a publicly traded company), (ii) employment by the Sponsor, the Advisor or any of their Affiliates, (iii) service as an officer or director of the Sponsor, the Advisor or any of their Affiliates, other than as a Trustee of the Trust, (iv) performance of services, other than as a Trustee, for the Trust, (v) service as a trustee or director of more than three REITs organized by the Sponsor or advised by the Advisor, or (vi) maintenance of a material business or professional relationship with the Sponsor, the Advisor or any of their Affiliates. A business or professional relationship is considered “material” if the aggregate gross revenue derived by the Trustee from the Sponsor, the Advisor and their Affiliates exceeds 5% of either the Trustee’s annual gross revenue, derived from all sources, during either of the last two years or the Trustee’s net worth on a fair market value basis. An indirect association with the Sponsor, Advisor or any of their Affiliates shall include circumstances in which a Trustee’s spouse, parent, child, sibling, mother- or father-in-law, son- or daughter-in-law or brother- or sister-in-law is or has been associated with the Sponsor, the Advisor any of their Affiliates or the Trust.

Initial Date shall mean the effective date of the Form 10 filed by the Trust.

Initial Investment shall mean that portion of the initial capitalization of the Trust contributed by the Sponsor or its Affiliate in exchange pursuant to Section II.A. of the NASAA REIT Guidelines.

Invested Capital shall mean the amount calculated by multiplying the total number of Shares purchased by Shareholders by the issue price at the time of such purchase, reduced by the portion of any Distribution that is attributable to Net Sales Proceeds and by any amounts paid by the Trust to repurchase Shares pursuant to any Trust’s plan for the repurchase of Shares.

Joint Ventures shall mean those joint venture or partnership arrangements (excluding the Trusts’ general partnership interest in the Operating Partnership) in which the Trust or any of its subsidiaries is a co-venturer or general partner established to acquire or hold Assets.

Leverage shall mean the aggregate amount of indebtedness of the Trust for money borrowed (including purchase money mortgage loans) outstanding at any time, both secured and unsecured.

Listing shall mean the listing of the Common Shares on a national securities exchange, but shall not include the trading of the Common Shares on the over-the-counter markets. Upon such Listing, the Common Shares shall be deemed Listed.

Market Price on any date shall mean, with respect to any class or series of outstanding Shares, the Closing Price for such Shares on such date. The “Closing Price” on any date shall mean the last sale price for such Shares, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such Shares, in either case as reported on the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such Shares are listed or admitted to trading or, if such Shares are not listed or admitted to trading on any national securities exchange, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such Shares selected by the Board of Trustees or, in the event that no trading price is available for such Shares or such trading is limited and not regular, the fair market value of Shares as determined in good faith by the Board of Trustees.

Mortgages shall mean, in connection with mortgage financing provided, invested in, participated in or purchased by the Trust, all of the notes, deeds of trust, security interests or other evidences of indebtedness or obligations, which are secured or collateralized by Real Property owned by the borrowers under such notes, deeds of trust, security interests or other evidences of indebtedness or obligations.

NASAA REIT Guidelines shall mean the Statement of Policy Regarding Real Estate Investment Trusts published by the North American Securities Administrators Association on May 7, 2007 and in effect on the Initial Date.

NDCC shall mean Chapter 10-34 of the North Dakota Century Code, as amended from time to time.

Adopted by the Board of Trustees

March 27, 2014

Net Assets shall mean the total Assets of the Trust (other than intangibles) at cost before deducting depreciation or other non-cash reserves less total liabilities, calculated at least quarterly by the Trust on a basis consistently applied.

Net Asset Value shall mean the value as of the end of each Business Day determined by subtracting the Trust’s liabilities, including any fees payable to the Advisor or the Distributor, Organization and Offering Expenses and other expenses attributable to the Trust’s operations, from the Assets.

Net Asset Value Per Share shall mean the value per Share as of the end of each Business Day determined by dividing the Net Asset Value by the number of Common Shares of Beneficial Interest outstanding as of the end of business on such day prior to giving effect to any Share purchases or redemptions to be effected on such day.

Net Income shall mean for any period, the Trust’s total revenues applicable to such period, less the total expenses applicable to such period other than additions to reserves for depreciation, bad debts or other similar non-cash reserves. If the Advisor receives an incentive fee, Net Income, for purposes of calculating Total Operating Expenses, shall exclude the gain from the sale of the Trust’s Assets.

Net Sales Proceeds shall mean in the case of a transaction described in clause (i)(A) of the definition of Sale, the proceeds of any such transaction less the amount of selling expenses incurred by or on behalf of the Trust, including all real estate commissions, closing costs and legal fees and expenses. In the case of a transaction described in clause (i)(B) of the definition of Sale, Net Sales Proceeds means the proceeds of any such transaction less the amount of selling expenses incurred by or on behalf of the Trust, including any legal fees and expenses and other selling expenses incurred in connection with such transaction. In the case of a transaction described in clause (i)(C) of the definition of Sale, Net Sales Proceeds means the proceeds of any such transaction actually distributed to the Trust or the Operating Partnership from the Joint Venture less the amount of any selling expenses, including legal fees and expenses incurred by or on behalf of the Trust (other than those paid by the Joint Venture). In the case of a transaction or series of transactions described in clause (i)(D) of the definition of Sale, Net Sales Proceeds means the proceeds of any such transaction (including the aggregate of all payments under a Mortgage on or in satisfaction thereof other than regularly scheduled interest payments) less the amount of selling expenses incurred by or on behalf of the Trust, including all commissions, closing costs and legal fees and expenses. In the case of a transaction described in clause (i)(E) of the definition of Sale, Net Sales Proceeds means the proceeds of any such transaction less the amount of selling expenses incurred by or on behalf of the Trust, including any legal fees and expenses and other selling expenses incurred in connection with such transaction. In the case of a transaction described in clause (ii) of the definition of Sale, Net Sales Proceeds means the proceeds of such transaction or series of transactions less all amounts generated thereby which are reinvested in one or more Assets within 180 days thereafter and less the amount of any real estate commissions, closing costs, and legal fees and expenses and other selling expenses incurred by or allocated to the Trust or the Operating Partnership in connection with such transaction or series of transactions. Net Sales Proceeds shall also include any amounts that the Trust determines, in its discretion, to be economically equivalent to proceeds of a Sale. Net Sales Proceeds shall not include any reserves established by the Trust in its sole discretion.

Offering shall mean any offering and sale of Shares.

Operating Partnership shall mean INREIT Properties, LLLP, a North Dakota limited liability limited partnership, and any additional entities through which the Trust may own Assets.

Organization and Offering Expenses shall mean any and all costs and expenses incurred by and to be paid from the Assets of the Trust in connection with the formation, qualification and registration of the Trust, and the marketing and distribution of Shares, including, without limitation, total underwriting and brokerage discounts and commissions (including fees of the underwriters’ attorneys), expenses for printing, engraving, amending, supplementing and mailing, salaries of employees while engaged in sales activity, telephone and other telecommunications costs, all advertising and marketing expenses (including the costs related to investor and broker-dealer sales meetings), charges of transfer agents, registrars, trustees, escrow holders, depositories, experts, fees, expenses and taxes related to the filing, registration and qualification of the sale of the Shares under federal and state laws, including taxes and fees and accountants’ and attorneys’ fees.

Person shall mean any natural person, corporation, partnership, limited liability company, estate, trust (including a trust qualified under Sections 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other legal entity and also includes a group as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, and a group to which an Excepted Holder Limit applies.

Adopted by the Board of Trustees

March 27, 2014

Preferred Shares shall mean preferred shares of beneficial interests, of the Trust.

Prohibited Owner shall mean, with respect to any purported Transfer, any Person who, but for the provisions of Section 6.1, would Beneficially Own or Constructively Own Shares, and if appropriate in the context, shall also mean any Person who would have been the record owner of Shares that the Prohibited Owner would have so owned.

Property or Properties shall mean, as the context requires, any, or all, respectively, of the Real Property acquired by the Trust, directly or indirectly through joint venture arrangements or other partnership or investment interests.

Prospectus shall mean the same as that term is defined in Section 2(10) of the Securities Act, including a preliminary prospectus, an offering circular as described in Rule 256 of the General Rules and Regulations under the Securities Act, or, in the case of an intrastate offering, any document by whatever name known, utilized for the purpose of offering and selling Securities to the public.

Real Estate Related Asset shall mean any investments by the Trust or the Operating Partnership in (a) mortgage, mezzanine, bridge and other loans on Real Property, (b) equity securities such as common stocks, preferred stocks and convertible securities of public or private real estate companies, and (c) debt securities such as collateralized mortgage backed securities, commercial mortgages and other debt securities.

Real Property or Real Estate shall mean land; rights in land (including leasehold interests); any buildings, structures, improvements, furnishings, fixtures and equipment located on or used in connection with land and rights or interests in land; or mortgage foreclosures.

Reinvestment Plan shall have the meaning as provided in Section 5.10 herein.

REIT shall mean a corporation, trust, association or other legal entity (other than a real estate syndication) which is engaged primarily in investing in equity interests in real estate (including fee ownership and leasehold interests) or in loans secured by real estate or both as defined pursuant to the REIT Provisions of the Code.

REIT Provisions of the Code shall mean Sections 856 through 860 of the Code and any successor or other provisions of the Code relating to REITs (including provisions as to the attribution of ownership of beneficial interests therein) and the regulations promulgated thereunder.

Restriction Termination Date shall mean the first day after the Initial Date on which the Board of Trustees determines that it is no longer in the best interests of the Trust to attempt to, or continue to, qualify as a REIT or that compliance with the restrictions and limitations on Beneficial Ownership, Constructive Ownership and Transfers of Shares set forth herein is no longer required in order for the Trust to qualify as a REIT.

Roll-Up Entity shall mean a partnership, REIT, corporation, trust or similar entity that would be created or would survive after the successful completion of a proposed Roll-Up Transaction.

Roll-Up Transaction shall mean a transaction involving the acquisition, merger, conversion or consolidation, either directly or indirectly, of the Trust and the issuance of securities of a Roll-Up Entity to the Shareholders. Such term does not include:

(a) a transaction involving Securities of the Trust that have been for at least twelve months listed on a national securities exchange or traded through FINRA’s Automated Quotation National Market System; or

(b) a transaction involving the conversion to corporate, trust or association form of only the Trust if, as a consequence of the transaction, there will be no significant adverse change in any of the following:

(i) Shareholders’ voting rights;

(ii) the term of existence of the Trust;

(iii) Sponsor or Advisor compensation; or

(iv) the Trust’s investment objectives.

Adopted by the Board of Trustees

March 27, 2014

Sale or Sales shall mean (i) any transaction or series of transactions whereby: (A) the Trust or the Operating Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys, or relinquishes its ownership of any Property or portion thereof, including the lease of any Property consisting of a building only, and including any event with respect to any Property which gives rise to a significant amount of insurance proceeds or condemnation awards; (B) the Trust or the Operating Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys, or relinquishes its ownership of all or substantially all of the interest of the Trust or the Operating Partnership in any Joint Venture in which it is a co-venturer or partner; (C) any Joint Venture directly or indirectly (except as described in other subsections of this definition) in which the Trust or the Operating Partnership as a co-venturer or partner sells, grants, transfers, conveys, or relinquishes its ownership of any Property or portion thereof, including any event with respect to any Property which gives rise to insurance claims or condemnation awards; (D) the Trust or the Operating Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, conveys or relinquishes its interest in any Real Estate Related Asset or portion thereof (including with respect to any Mortgage, all payments thereunder or in satisfaction thereof other than regularly scheduled interest payments) of amounts owed pursuant to such Mortgage and any event which gives rise to a significant amount of insurance proceeds or similar awards; or (E) the Trust or the Operating Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys, or relinquishes its ownership of any other Asset not previously described in this definition or any portion thereof, but (ii) not including any transaction or series of transactions specified in clause (i) (A) through (E) above in which the proceeds of such transaction or series of transactions are reinvested by the Trust in one or more Assets within 180 days thereafter.

Securities shall mean any of the following issued by the Trust, as the text requires: Shares, any other share of beneficial interest, shares or other evidences of equity or beneficial or other interests, voting trust certificates, bonds, debentures, notes or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as “securities” or any certificates of interest, shares or participations in, temporary or interim certificates for, receipts for, guarantees of, or warrants, options or rights to subscribe to, purchase or acquire, any of the foregoing.

Securities Act shall mean the Securities Act of 1933, as amended from time to time, or any successor statute thereto.

Selling Commissions shall mean any and all commissions payable to underwriters or other broker-dealers in connection with the sale of Shares, including, without limitation, commissions payable to the Distributor.

Shares shall mean shares of beneficial interest of the Trust of any class or series, including Common Shares or Preferred Shares.

Soliciting Dealers shall mean those broker-dealers that are members in good standing of FINRA, or that are exempt from broker-dealer registration requirements, and that, in either case, enter into participating broker or other agreements with the Distributor to sell Shares.

Sponsor shall mean any Person: (a) directly or indirectly instrumental in organizing, wholly or in part, the Trust or any Person who will control, manage or participate in the management of the Trust, and any Affiliate of such Person; (b) taking the initiative, directly or indirectly, in founding or organizing the business or enterprise of the Trust, either alone or in conjunction with one or more other Persons, (c) receiving a material participation in the Trust in connection with the founding or organizing of the business of the Trust, in consideration of services or property, or both services and property, (d) having a substantial number of relationships and contacts with the Trust, (e) possessing significant rights to control the Trust’s Properties, (f) receiving fees for providing services to the Trust which are paid on a basis that is not customary in the industry or (g) providing goods or services to the Trust on a basis which was not negotiated at arm’s-length with the Trust. Does not include: (1) any Person whose only relationship with the Trust is that of an independent property manager of the Trust’s Assets and whose only compensation is as such; or (2) wholly independent third parties such as attorneys, accountants and underwriters whose only compensation is for professional services.

Adopted by the Board of Trustees

March 27, 2014

Shareholder List shall mean an alphabetical list of the names, addresses and telephone numbers of the Shareholders, along with the number of Shares held by each of them.

Shareholders shall mean the holders of record of the Shares as maintained in the books and records of the Trust or its transfer agent.

Termination Date shall mean the date of termination of the Advisory Agreement.

Total Operating Expenses shall mean all costs and expenses paid or incurred by the Trust, as determined under generally accepted accounting principles, that are in any way related to the operation of the Trust or to the Trust’s business, including advisory fees. Does not include (a) the expenses of raising capital such as Organization and Offering Expenses, legal, audit, accounting, underwriting, brokerage, listing, registration, and other fees, printing and other such expenses and tax incurred in connection with the issuance, distribution, Transfer, registration and Listing of the Shares; (b) interest payments; (c) taxes; (d) non-cash expenditures such as depreciation, amortization and bad debt reserves; (e) incentive fees paid in compliance with the NASAA REIT Guidelines; (f) Acquisition Fees and Acquisition Expenses, real estate commissions on the Sale of Property and other fees and expenses connected with the acquisition, disposition, and ownership of real estate interests, mortgage loans or other Property (such as the costs of foreclosure, insurance premiums, legal services, maintenance, repair and improvement of Property).

Transfer shall mean any issuance, sale, transfer, gift, assignment, devise or other disposition, as well as any other event that causes any Person to acquire Beneficial Ownership or Constructive Ownership, or any agreement to take any such actions or cause any such events, of Shares or the right to vote or receive Distributions, including (a) the granting or exercise of any option (or any disposition of any option); (b) any disposition of any Securities or rights convertible into or exchangeable for Shares or any interest in Shares or any exercise of any such conversion or exchange right; and (c) Transfers of interests in other entities that result in changes in Beneficial Ownership or Constructive Ownership of Shares; in each case, whether voluntary or involuntary, whether owned of record, Constructively Owned or Beneficially Owned and whether by operation of law or otherwise. The terms “Transferring” and “Transferred” shall have the correlative meanings.

Trust shall mean INREIT Real Estate Investment Trust.

Trustee shall mean of member of the Board of Trustees of the Trust.

2%/25% Guidelines are the limitations of the Trust’s obligation to reimburse the Advisor for the Total Operating Expenses incurred by the Advisor up to the greater of 2% of Average Invested Assets or 25% of Net Income for the four consecutive fiscal quarters then ended, in compliance with the NASAA REIT Guidelines.

Unimproved Real Property shall mean Property in which the Trust has an equity interest that was not acquired for the purpose of producing rental or other operating income, has no development or construction in process on such Property and no development or construction is planned in good faith to commence within one year on such Property.

ARTICLE V.

SHARES OF BENEFICIAL INTEREST

Section 5.1. Authorized Shares. The Trust has authority to issue 100,000,000 Common Shares, $0.01 par value per share, and 50,000,000 Preferred Shares, $0.01 par value per share. The aggregate par value of all authorized Shares having par value is $1,500,000. All Shares shall be fully paid and nonassessable when issued. If Shares of one class are classified or reclassified into Shares of another class pursuant to this Article V, the number of authorized Shares of the former class shall be automatically decreased and the number of Shares of the latter class shall be automatically increased, in each case by the number of Shares so classified or reclassified, so that the aggregate number of Shares of all classes that the Trust has authority to issue shall not be more than the total number of Shares set forth in the first sentence of this Section. The Board of Trustees, with the approval of a majority of the entire Board and without any action by the Shareholders, may amend the Charter from time to time to increase or decrease the aggregate number of Shares or the number of Shares of any class or series that the Trust has authority to issue. The Board may, without any action by the holders of Shares, authorize the issuance from time to time of Shares of any class, whether now or hereafter authorized, or securities convertible into Shares of any class, whether now or hereafter authorized, for such consideration as the Board may deem advisable, subject to such restrictions or limitations, if any, as may be set forth in the Bylaws of the Trust and applicable laws of North Dakota.

Adopted by the Board of Trustees

March 27, 2014

Section 5.2. Common Shares.

Section 5.2.1. Common Shares Subject to Terms of Preferred Shares. The Common Shares shall be subject to the express terms of any series of Preferred Shares.

Section 5.2.2. Description. Subject to the provisions of Article VI and except as may otherwise be specified in the terms of any class or series of Common Shares, each Common Share shall entitle the holder thereof to one vote per share on all matters upon which Shareholders are entitled to vote pursuant to Section 11.2 hereof. The Board may classify or reclassify any unissued Common Shares from time to time in one or more classes or series of Shares; provided, however, that the voting rights per Common Share (other than any publicly held Shares) sold in a private offering shall not exceed the voting rights which bear the same relationship to the voting rights of a publicly held Share as the consideration paid to the Trust for each privately offered Common Share bears to the book value of each outstanding publicly held Share.

Section 5.2.3. Rights upon Liquidation. In the event of any voluntary or involuntary liquidation, dissolution or winding up, or any Distribution of the Assets of the Trust, the aggregate Assets available for Distribution to holders of the Common Shares shall be determined in accordance with applicable law. Each holder of Common Shares of a particular class shall be entitled to receive, ratably with each other holder of Common Shares of such class, that portion of such aggregate Assets available for Distribution as the number of outstanding Common Shares of such class held by such holder bears to the total number of outstanding Common Shares of such class then outstanding.

Section 5.2.4. Voting Rights. Except as may be provided otherwise in the Charter, and subject to the express terms of any series of Preferred Shares, the holders of the Common Shares shall have the exclusive right to vote on all matters (as to which a common shareholder shall be entitled to vote pursuant to applicable law) at all meetings of the Shareholders.

Section 5.3. Preferred Shares. The Board may classify any unissued Preferred Shares and reclassify any previously classified but unissued Preferred Shares of any series from time to time, in one or more classes or series of Shares; provided, however, that the voting rights per Preferred Share (other than any publicly held Shares) sold in a private offering shall not exceed the voting rights which bear the same relationship to the voting rights of a publicly held Share as the consideration paid to the Trust for each privately offered Preferred Share bears to the book value of each outstanding publicly held Share.

Section 5.4. Classified or Reclassified Shares. Prior to issuance of classified or reclassified Shares of any class or series, the Board by resolution shall: (a) designate that class or series to distinguish it from all other classes and series of Shares; (b) specify the number of Shares to be included in the class or series; (c) set or change, subject to the provisions of Article VI and subject to the express terms of any class or series of Shares outstanding at the time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other Distributions, qualifications and terms and conditions of redemption for each class or series; and (d) cause the Trust to file articles supplementary with the State of North Dakota as may be required. Any of the terms of any class or series of Shares set or changed pursuant to clause (c) of this Section 5.4 may be made dependent upon facts or events ascertainable outside the Charter (including determinations by the Board or other facts or events within the control of the Trust) and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such class or series of Shares is clearly and expressly set forth in the articles supplementary or other charter document.

Adopted by the Board of Trustees

March 27, 2014

Section 5.5. Dividends and Distributions.

Section 5.5.1. The Board of Trustees may from time to time authorize the Trust to declare and pay to Shareholders such dividends or Distributions, in cash, Shares or other Assets of the Trust or in Securities of the Trust or from any other source as the Board of Trustees in its discretion shall determine.

Section 5.5.2. The Board of Trustees shall endeavor to authorize the Trust to declare and pay such dividends and Distributions as shall be necessary for the Trust to qualify as a REIT under the Code; however, Shareholders shall have no right to any dividend or Distribution unless and until authorized by the Board and declared by the Trust.

Section 5.5.3. The exercise of the powers and rights of the Board of Trustees pursuant to this Section 5.5 shall be subject to the provisions of any class or series of Shares at the time outstanding.

Section 5.5.4. The receipt by any Person in whose name any Shares are registered on the records of the Trust or by his or her duly authorized agent shall be a sufficient discharge for all dividends or Distributions payable or deliverable in respect of such Shares and from all liability to see to the application thereof.

Section 5.5.5. Distributions in kind shall not be permitted, except for Distributions of readily marketable securities, Distributions of beneficial interests in a liquidating trust established for the dissolution of the Trust and the liquidation of its Assets in accordance with the terms of the Charter or Distributions in which (a) the Board advises each Shareholder of the risks associated with direct ownership of the Assets, (b) the Board offers each Shareholder the election of receiving such in-kind Distributions, and (c) in-kind Distributions are made only to those Shareholders that accept such offer.

Section 5.6. Charter and Bylaws. The rights of all Shareholders and the terms of all Shares are subject to the provisions of the Charter and the Bylaws.

Section 5.7. No Issuance of Share Certificates. The Board of Trustees may authorize the issuance of Shares without certificates. With respect to any Shares that are issued without certificates, a Shareholder’s investment shall be recorded on the books of the Trust. To Transfer the Shares, a Shareholder shall submit an executed form to the Trust, which form shall be provided by the Trust upon request. Such Transfer will also be recorded on the books of the Trust. Upon issuance or Transfer of Shares, the Trust will provide the Shareholder with information concerning his or her rights with regard to such Shares, as required by the Bylaws, the NDCC or other applicable law.

Section 5.8. Suitability of Shareholders. Until Listing, the following provisions shall apply:

Section 5.8.1. Investor Suitability Standards. Subject to suitability standards established by individual states, to become a Shareholder in the Trust, if such prospective Shareholder is an individual (including an individual beneficiary of a purchasing Individual Retirement Account), or if the prospective Shareholder is a fiduciary (such as a trustee of a trust or corporate pension or profit sharing plan, or other tax-exempt organization, or a custodian under a Uniform Gifts to Minors Act), such individual or fiduciary, as the case may be, must represent to the Trust, among other requirements as the Trust may require from time to time:

(a) that such individual (or, in the case of a fiduciary account, that the fiduciary account, beneficiary or the donor or grantor who directly or indirectly supplies the funds to purchase the Shares if the donor or grantor is the fiduciary) has a minimum annual gross income of $70,000 and a net worth (excluding home, home furnishings and automobiles) of not less than $70,000; or

(b) that such individual (or, in the case of a fiduciary account, that the fiduciary account, beneficiary or the donor or grantor who directly or indirectly supplies the funds to purchase the Shares if the donor or grantor is the fiduciary) has a net worth (excluding home, home furnishings and automobiles) of not less than $250,000.

The income and net worth standards above do not apply to participant-directed purchases under a 401(k) or other defined contribution plan where the authorized plan fiduciary has approved Common Shares or Preferred Shares as an available investment under such plan.

Adopted by the Board of Trustees

March 27, 2014

Section 5.8.2. Determination of Suitability of Sale. The Sponsor and each Person selling Shares on behalf of the Trust shall make every reasonable effort to determine that the purchase of Shares by a prospective Shareholder is a suitable and appropriate investment for such Shareholder. In making this determination, each Person selling Shares on behalf of the Trust shall ascertain that the prospective Shareholder: (a) meets the minimum income and net worth standards established for the Trust; (b) can reasonably benefit from the Trust based on the prospective Shareholder’s overall investment objectives and portfolio structure; (c) is able to bear the economic risk of the investment based on the prospective Shareholder’s overall financial situation; and (d) has apparent understanding of (1) the fundamental risks of the investment; (2) the risk that the Shareholder may lose the entire investment; (3) the lack of liquidity of the Shares; (4) the restrictions on transferability of the Shares; and (5) the tax consequences of the investment. Each Person selling Shares on behalf of the Trust shall make this determination on the basis of information it has obtained from a prospective Shareholder. Relevant information for this purpose will include at least the age, investment objectives, investment experiences, income, net worth, financial situation and other investments of the prospective Shareholder, as well as any other pertinent factors. Each Person selling Shares on behalf of the Trust shall maintain records of the information used to determine that an investment in Shares is suitable and appropriate for a Shareholder. Each Person selling Shares on behalf of the Trust shall maintain these records for at least six years after the sales transaction.

Section 5.8.3. Minimum Investment. Subject to certain individual state requirements and the issuance of Shares under any Reinvestment Plan, no initial sale of Shares will be permitted of less than 100 shares.

Section 5.9. Repurchase of Shares. The Board may establish, from time to time, a program or programs by which the Trust voluntarily repurchases Shares from its Shareholders; provided, however, that such repurchase does not impair the capital or operations of the Trust. The Sponsor, Advisor, members of the Board or any Affiliates thereof may not receive any fees arising out of the repurchase of Shares by the Trust.

Section 5.10. Distribution Reinvestment Plans. The Board may establish, from time to time, a Distribution reinvestment plan or plans (each, a “Reinvestment Plan”). Under any such Reinvestment Plan, (a) all material information regarding Distributions to the Shareholders and the effect of reinvesting such Distributions, including the tax consequences thereof, shall be provided to the Shareholders not less often than annually, and (b) each Shareholder participating in such Reinvestment Plan shall have a reasonable opportunity to withdraw from the Reinvestment Plan not less often than annually after receipt of the information required in clause (a) above.

ARTICLE VI.

RESTRICTION ON TRANSFER AND OWNERSHIP OF SHARES

Section 6.1. Shares.

Section 6.1.1. Ownership Limitations. Prior to the Restriction Termination Date, but subject to Section 6.3:

(a) Basic Restrictions.

(i) No Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own Shares in excess of the Aggregate Share Ownership Limit, (2) no Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own Common Shares in excess of the Common Share Ownership Limit and (3) no Excepted Holder shall Beneficially Own or Constructively Own Shares in excess of the Excepted Holder Limit for such Excepted Holder.

(ii) No Person shall Beneficially Own or Constructively Own Shares to the extent that such Beneficial Ownership or Constructive Ownership of Shares would result in (A) the ownership of the Trust’s Shares causing the Trust to satisfy the stock ownership requirement for being a personal holding company under Section 542(a)(2) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year), (B) the Trust being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year), or (C) otherwise failing to qualify as a REIT (including, but not limited to, Beneficial Ownership or Constructive Ownership that would result in the Trust owning (actually or Constructively) an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Trust from such tenant would cause the Trust to fail to satisfy any of the gross income requirements of Section 856(c) of the Code).

Adopted by the Board of Trustees

March 27, 2014

(iii) No Person shall Beneficially Own or Constructively Own shares of capital stock to the extent that such ownership would cause any income of the Trust that would otherwise qualify as “rents from real property” for purposes of Section 856(d) of the Code to fail to qualify as such (including, but not limited to, as a result of any “eligible independent contractor” that operates a “qualified lodging facility” on behalf of a “taxable REIT subsidiary” of the Trust (as such terms are defined in Section 856(d)(9)(A), Section 856(d)(9)(D) and Section 856(l) of the Code, respectively) failing to qualify as such).

(iv) Any Transfer of Shares that, if effective, would result in Shares being Beneficially Owned by less than 100 Persons (determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such Shares.

(b) Transfer in Trust. If any Transfer of Shares occurs which, if effective, would result in any Person Beneficially Owning or Constructively Owning Shares in violation of Section 6.1.1(a)(i) (ii) or (iii);

(i) then that number of Shares the Beneficial Ownership or Constructive Ownership of which otherwise would cause such Person to violate Section 6.1.1(a)(i) (ii) or (iii) (rounded up to the nearest whole share) shall be automatically transferred to a Charitable Trust for the benefit of a Charitable Beneficiary, as described in Section 6.2, effective as of the close of business on the Business Day prior to the date of such Transfer, and such Person shall acquire no rights in such Shares; or

(ii) if the Transfer to the Charitable Trust described in clause (i) of this section would not be effective for any reason to prevent the violation of Section 6.1.1(a)(i) (ii) or (iii), then the Transfer of that number of Shares that otherwise would cause any Person to violate Section 6.1.1(a)(i), (ii), or (iii) shall be void ab initio, and the intended transferee shall acquire no rights in such Shares.

Section 6.1.2. Remedies for Breach. If the Board of Trustees or its designee (including any duly authorized committee of the Board) shall at any time determine in good faith that a Transfer or other event has taken place that results in a violation of Section 6.1.1 or that a Person intends to acquire or has attempted to acquire Beneficial Ownership or Constructive Ownership of any Shares in violation of Section 6.1.1 (whether or not such violation is intended), the Board of Trustees or its designee shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or other event, including, without limitation, causing the Trust to redeem Shares, refusing to give effect to such Transfer on the books of the Trust or instituting proceedings to enjoin such Transfer or other event; provided, however, that any Transfers or attempted Transfers or other events in violation of Section 6.1.1 shall automatically result in the Transfer to the Charitable Trust described above, or, where applicable, such Transfer (or other event) shall be void ab initio as provided above irrespective of any action (or non-action) by the Board of Trustees or its designee; provided further, however, that this Section 6.1.2 shall not require the Board of Trustees to redeem Shares or to void any prior redemptions of Shares.

Section 6.1.3. Notice of Restricted Transfer. Any Person who acquires or attempts or intends to acquire Beneficial Ownership or Constructive Ownership of Shares that will or may violate Section 6.1.1(a), or any Person who would have owned Shares but that resulted in a Transfer to the Charitable Trust pursuant to the provisions of Section 6.1.1(b), shall immediately give written notice to the Trust of such event, or in the case of such a proposed or attempted transaction, give at least 15 days prior written notice, and shall provide to the Trust such other information as the Trust may request in order to determine the effect, if any, of such Transfer on the Trust’s status as a REIT.

Section 6.1.4. Owners Required To Provide Information. From the Initial Date and prior to the Restriction Termination Date:

(a) every owner of more than 5% (or such lower percentage as required by the Code or the Treasury Regulations promulgated thereunder) of the outstanding Shares, within 30 days after the end of each taxable year, shall give written notice to the Trust stating the name and address of such owner, the number of Shares and other Shares Beneficially Owned and a description of the manner in which such Shares are held. Each such owner shall provide to the Trust such additional information as the Trust may request in order to determine the effect, if any, of such Beneficial Ownership on the Trust’s status as a REIT and to ensure compliance with the Aggregate Share Ownership Limit, the Common Share Ownership Limit and the other restrictions set forth herein.

Adopted by the Board of Trustees

March 27, 2014

(b) each Person who is a Beneficial Owner or Constructive Owner of Shares and each Person (including the Shareholder of record) who is holding Shares for a Beneficial Owner or Constructive Owner shall provide to the Trust such information as the Trust may request, in good faith, in order to determine the Trust’s status as a REIT and to comply with requirements of any taxing authority or governmental authority or to determine such compliance.

Section 6.1.5. Remedies Not Limited. Subject to Section 7.11 of the Charter, nothing contained in this Section 6.1 shall limit the authority of the Board of Trustees to take such other action as it deems necessary or advisable to protect the Trust and the interests of its Shareholders in preserving the Trust’s status as a REIT.

Section 6.1.6. Ambiguity. In the case of an ambiguity in the application of any of the provisions of this Section 6.1, Section 6.2 or any definition contained in Article IV, the Board of Trustees shall have the power to determine the application of the provisions of this Section 6.1 or Section 6.2 with respect to any situation based on the facts known to it. In the event Section 6.1 or 6.2 requires an action by the Board of Trustees and the Charter fails to provide specific guidance with respect to such action, the Board of Trustees shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of Article V or Sections 6.1 or 6.2. Absent a decision to the contrary by the Board of Trustees (which the Board may make in its sole and absolute discretion), if a Person would have (but for the remedies set forth in Section 6.1.2) acquired Beneficial Ownership or Constructive Ownership of Shares in violation of Section 6.1.1, such remedies (as applicable) shall apply first to the Shares which, but for such remedies, would have been Beneficially Owned or Constructively Owned (but not actually owned) by such Person, pro rata among the Persons who actually own such Shares based upon the relative number of the Shares held by each such Person.

Section 6.1.7. Exceptions.

(a) Subject to Section 6.1.1(a)(ii), the Board of Trustees, in its sole discretion, may exempt (prospectively or retroactively) a Person from the Aggregate Share Ownership Limit and the Common Share Ownership Limit, as the case may be, and may establish or increase an Excepted Holder Limit for such Person if:

(i) the Board of Trustees obtains such representations and undertakings from such Person as are reasonably necessary to ascertain that no individual’s Beneficial Ownership or Constructive Ownership of such Shares will violate Section 6.1.1(a)(ii);

(ii) such Person does not, and represents that it will not, own, actually or Constructively, an interest in a tenant of the Trust, or a tenant of any entity owned or controlled by the Trust, that would cause the Trust to own, actually or Constructively, a 9.9% interest or greater (as set forth in Section 856(d)(2)(B) of the Code) in such tenant and the Board of Trustees obtains such representations and undertakings from such Person as are reasonably necessary to ascertain this fact. For this purpose, a tenant from whom the Trust, or an entity owned or controlled by the Trust, derives, and is expected to continue to derive, a sufficiently small amount of revenue such that, in the opinion of the Board of Trustees, rent from such tenant would not adversely affect the Trust’s ability to qualify as a REIT, shall not be treated as a tenant of the Trust; and

(iii) such Person agrees that any violation or attempted violation of such representations or undertakings, or other action which is contrary to the restrictions contained in Sections 6.1.1 through 6.1.6, will result in such Shares being automatically transferred to a Charitable Trust in accordance with Sections 6.1.1(b) and 6.2.

(b) Prior to granting any exception pursuant to Section 6.1.7(a), the Board of Trustees may require a ruling from the Internal Revenue Service, or an opinion of counsel, in either case in form and substance satisfactory to the Board of Trustees in its sole discretion, as it may deem necessary or advisable in order to determine or ensure the Trust’s status as a REIT. Notwithstanding the receipt of any ruling or opinion, the Board of Trustees may impose such conditions or restrictions as it deems appropriate in connection with granting such exception.

(c) Subject to Section 6.1.1(a)(ii), an underwriter which participates in a public offering or a private placement of Shares, or securities convertible into or exchangeable for Shares, may Beneficially Own or Constructively Own Shares, or securities convertible into or exchangeable for Shares, in excess of the Aggregate Share Ownership Limit, the Common Share Ownership Limit or both such limits, but only to the extent necessary to facilitate such public offering or private placement.

Adopted by the Board of Trustees

March 27, 2014

(d) The Board of Trustees may only reduce the Excepted Holder Limit for an Excepted Holder: (1) with the written consent of such Excepted Holder at any time, or (2) pursuant to the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted Holder. No Excepted Holder Limit shall be reduced to a percentage that is less than the Common Share Ownership Limit.

Section 6.1.8. Increase in Aggregate Share Ownership and Common Share Ownership Limits. Subject to Section 6.1.1, the Board of Trustees may from time to time increase the Common Share Ownership Limit and the Aggregate Share Ownership Limit for one or more Persons and decrease the Common Share Ownership Limit and the Aggregate Share Ownership Limit for all other Persons; provided, however, that the decreased Common Share Ownership Limit and/or Aggregate Share Ownership Limit will not be effective for any Person whose percentage ownership in Shares is in excess of such decreased Common Share Ownership Limit and/or Aggregate Share Ownership Limit until such time as such Person’s percentage of Shares equals or falls below the decreased Common Share Ownership Limit and/or Aggregate Share Ownership Limit, but any further acquisition of Shares in excess of the decreased Common Share Ownership Limit and/or Aggregate Share Ownership Limit will be in violation of the new Common Share Ownership Limit and/or Aggregate Share Ownership Limit and, provided further, that the new Common Share Ownership Limit and/or Aggregate Share Ownership Limit would not allow five or fewer Persons to Beneficially Own more than 49.9% in value of the outstanding Shares.

Section 6.1.9. Legend. Subsequent to the date of the First Amended and Restated Declaration Trust, any certificate representing Shares shall bear substantially the following legend:

“The Shares represented by this certificate are subject to restrictions on Beneficial Ownership and Constructive Ownership and Transfer for the purpose, among others, of the Trust’s maintenance of its status as a REIT under the Code. Subject to certain further restrictions and except as expressly provided in the Trust’s Charter, (i) no Person may Beneficially Own or Constructively Own Common Shares of the Trust in excess of 9.8% (in value or number of Shares) of the outstanding Common Shares of the Trust unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (ii) no Person may Beneficially Own or Constructively Own Shares of the Trust in excess of 9.8% of the value of the total outstanding Shares of the Trust, unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (iii) no Person may Beneficially Own or Constructively Own Shares that would result in the ownership of Shares of the Trust causing the Trust to satisfy the stock ownership requirement for being a personal holding company under Section 542(a)(2) of the Code, the Trust being “closely held” under Section 856(h) of the Code or otherwise cause the Trust to fail to qualify as a REIT; (iv) no Person may Beneficially Own or Constructively Own shares of capital stock to the extent that such ownership would cause any income of the Trust that would otherwise qualify as “rents from real property” for purposes of Section 856(d) of the Code to fail to qualify as such; and (v) no Person may Transfer Shares if such Transfer would result in Shares of the Trust being owned by fewer than 100 Persons. Any Person who Beneficially Owns or Constructively Owns or attempts to Beneficially Own or Constructively Own Shares which cause or will cause a Person to Beneficially Own or Constructively Own Shares in excess or in violation of the above limitations must immediately notify the Trust. If any of the restrictions on Transfer or ownership are violated, the Shares represented hereby will be automatically transferred to a Charitable Trust for the benefit of one or more Charitable Beneficiaries. In addition, the Trust may redeem Shares upon the terms and conditions specified by the Board of Trustees in its sole discretion if the Board of Trustees determines that ownership or a Transfer or other event may violate the restrictions described above. Furthermore, upon the occurrence of certain events, attempted Transfers in violation of the restrictions described above may be void ab initio. All capitalized terms in this legend have the meanings defined in the Trust’s Declaration of Trust, as the same may be amended from time to time, a copy of which, including the restrictions on Transfer and ownership, will be furnished to each Shareholder on request and without charge. Requests for such a copy may be directed to the Secretary of the Trust at its principal office.”

Instead of the foregoing legend, the certificate may state that the Trust will furnish a full statement about certain restrictions on transferability to a Shareholder on request and without charge.

Adopted by the Board of Trustees

March 27, 2014

Section 6.2. Transfer of Shares in Trust.

Section 6.2.1. Ownership in Trust. Upon any purported Transfer or other event described in Section 6.1.1(b) that would result in a Transfer of Shares to a Charitable Trust, such Shares shall be deemed to have been transferred to the Charitable Trustee as trustee of a Charitable Trust for the exclusive benefit of one or more Charitable Beneficiaries. Such Transfer to the Charitable Trustee shall be deemed to be effective as of the close of business on the Business Day prior to the purported Transfer or other event that results in the Transfer to the Charitable Trust pursuant to Section 6.1.1(b). The Charitable Trustee shall be appointed by the Trust and shall be a Person unaffiliated with the Trust and any Prohibited Owner. Each Charitable Beneficiary shall be designated by the Trust as provided in Section 6.2.6.

Section 6.2.2. Status of Shares Held by the Charitable Trustee. Shares held by the Charitable Trustee shall continue to be issued and outstanding Shares of the Trust. The Prohibited Owner shall have no rights in the Shares held by the Charitable Trustee. The Prohibited Owner shall not benefit economically from ownership of any Shares held in trust by the Charitable Trustee, shall have no rights to dividends or other Distributions and shall not possess any rights to vote or other rights attributable to the Shares held in the Charitable Trust.

Section 6.2.3. Dividend and Voting Rights.

(a) The Charitable Trustee shall have all voting rights and rights to dividends or other Distributions with respect to Shares held in the Charitable Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary.

(b) Any dividend or other Distribution paid prior to the discovery by the Trust that Shares have been transferred to the Charitable Trustee shall be paid with respect to such Shares to the Charitable Trustee upon demand and any dividend or other Distribution authorized but unpaid shall be paid when due to the Charitable Trustee. Any dividends or Distributions so paid over to the Charitable Trustee shall be held in trust for the Charitable Beneficiary.

(c) The Prohibited Owner shall have no voting rights with respect to Shares held in the Charitable Trust and, subject to North Dakota law, effective as of the date that Shares have been Transferred to the Charitable Trustee, the Charitable Trustee shall have the authority, at the Charitable Trustee’s sole discretion, (a) to rescind as void any vote cast by a Prohibited Owner prior to the discovery by the Trust that Shares have been transferred to the Charitable Trustee and (b) to recast such vote in accordance with the desires of the Charitable Trustee acting for the benefit of the Charitable Beneficiary; provided, however, that if the Trust has already taken irreversible corporate action, then the Charitable Trustee shall not have the authority to rescind and recast such vote.

(d) Notwithstanding the provisions of this Article VI, until the Trust has received notification that Shares have been Transferred into a Charitable Trust, the Trust shall be entitled to rely on its share transfer and other Shareholder records for purposes of preparing lists of Shareholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of Shareholders.

Section 6.2.4. Sale of Shares by Charitable Trustee.

(a) Within 20 days of receiving notice from the Trust that Shares have been transferred to the Charitable Trust, the Charitable Trustee shall sell the Shares held in the Charitable Trust to a Person, designated by the Charitable Trustee, whose ownership of the Shares will not violate the ownership limitations set forth in Section 6.1.1(a).

(b) Upon such sale, the interest of the Charitable Beneficiary in the Shares sold shall terminate and the Charitable Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as provided in this Section 6.2.4. The Prohibited Owner shall receive the lesser of (1) the price paid by the Prohibited Owner for the Shares or, if the Prohibited Owner did not give value for the Shares in connection with the event causing the Shares to be held in the Charitable Trust (e.g., in the case of a gift, devise or other such transaction), the Market Price of the Shares on the day of the event causing the Shares to be held in the Charitable Trust and (2) the price per share received by the Charitable Trustee (net of any commissions and other expenses of sale) from the sale or other disposition of the Shares held in the Charitable Trust.

Adopted by the Board of Trustees

March 27, 2014

(c) The Charitable Trustee may reduce the amount payable to the Prohibited Owner by the amount of dividends and Distributions which have been paid to the Prohibited Owner and are owed by the Prohibited Owner to the Charitable Trustee pursuant to Section 6.2.3 of this Article VI.

(d) Any net sales proceeds in excess of the amount payable to the Prohibited Owner shall be immediately paid to the Charitable Beneficiary.

(e) If, prior to the discovery by the Trust that Shares have been transferred to the Charitable Trustee, such Shares are sold by a Prohibited Owner, then (i) such Shares shall be deemed to have been sold on behalf of the Charitable Trust and (ii) to the extent that the Prohibited Owner received an amount for such Shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this Section 6.2.4(b), such excess shall be paid to the Charitable Trustee upon demand.

Section 6.2.5. Purchase Right in Shares Transferred to the Charitable Trustee.

(a) Shares transferred to the Charitable Trustee shall be deemed to have been offered for sale to the Trust, or its designee, at a price per Share equal to the lesser of (a) the price per Share in the transaction that resulted in such Transfer to the Charitable Trust (or, in the case of a devise or gift, the Market Price at the time of such devise or gift) and (b) the Market Price on the date the Trust, or its designee, accepts such offer.

(b) The Trust may reduce the amount payable to the Prohibited Owner by the amount of dividends and Distributions which has been paid to the Prohibited Owner and are owed by the Prohibited Owner to the Charitable Trustee pursuant to Section 6.2.3 of this Article VI. The Trust may pay the amount of such reduction to the Charitable Trustee for the benefit of the Charitable Beneficiary.

(c) The Trust shall have the right to accept such offer until the Charitable Trustee has sold the Shares held in the Charitable Trust pursuant to Section 6.2.4.

(d) Upon such a sale to the Trust, the interest of the Charitable Beneficiary in the Shares sold shall terminate and the Charitable Trustee shall distribute the net proceeds of the sale to the Prohibited Owner.

Section 6.2.6. Designation of Charitable Beneficiaries. By written notice to the Charitable Trustee, the Trust shall designate one or more nonprofit organizations to be the Charitable Beneficiary of the interest in the Charitable Trust such that (a) Shares held in the Charitable Trust would not violate the restrictions set forth in Section 6.1.1(a) in the hands of such Charitable Beneficiary and (b) each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

Section 6.3. Stock Exchange Transactions. Nothing in this Article VI shall preclude the settlement of any transaction entered into through the facilities of any national securities exchange. The fact that the settlement of any transaction occurs shall not negate the effect of any other provision of this Article VI and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Article VI.

Section 6.4. Enforcement. The Trust is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of this Article VI.

Section 6.5. Non-Waiver. No delay or failure on the part of the Trust or the Board of Trustees in exercising any right hereunder shall operate as a waiver of any right of the Trust or the Board of Trustees, as the case may be, except to the extent specifically waived in writing.

Adopted by the Board of Trustees

March 27, 2014

ARTICLE VII.

PROVISIONS FOR DEFINING, LIMITING

AND REGULATING CERTAIN POWERS OF THE

TRUST AND OF THE SHAREHOLDERS AND TRUSTEES

Section 7.1. Duties of Trustees. The Board of Trustees is responsible for setting the general policies of the Trust and for the general supervision of its business conducted by officers, agents, employees, advisors or independent contractors of the Trust. The Board of Trustees is not required personally to conduct the business of the Trust, and it may, but need not, appoint, employ or contract with any Person, including a Person Affiliated with any Trustee, as an Advisor, subject to Article VIII, and may grant or delegate such authority to the Advisor as the Board of Trustees may, in its sole discretion, deem necessary or desirable.

Section 7.2. . Number of Trustees and Vacancies. The number of Trustees of the Trust shall be 12, which number may be increased or decreased from time to time pursuant to the Bylaws; provided, however, that the total number of Trustees shall never be less than 7 nor more than 12. A majority of the Board of Trustees will be Independent Trustees except for a period of up to 60 days after the death, removal or resignation of an Independent Trustee pending the election of such Independent Trustee’s successor.

Except as may be provided by the Board of Trustees in setting the terms of any class or series of Shares, any and all vacancies on the Board of Trustees may be filled only by the affirmative vote of a majority of the remaining Trustees, even if the remaining Trustees do not constitute a quorum, and any Trustee elected to fill a vacancy shall serve for the remainder of the full term of the trusteeship in which such vacancy occurred. Notwithstanding the foregoing sentence, Independent Trustees shall nominate replacements for vacancies among the Independent Trustees’ positions, unless there are no remaining Independent Trustees to so fill a vacancy, in which case a majority vote of the remaining Trustees will be sufficient.

Section 7.3. Experience. Each Trustee shall have at least three years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage the type of Assets being acquired by the Trust. At least one of the Independent Trustees shall have three years of relevant real estate experience.

Section 7.4. Committees. The Board may establish such committees as it deems appropriate, in its discretion, provided that the majority of the members of each committee are Independent Trustees.

Section 7.5. Term. Except as may be provided by the Board of Trustees in setting the terms of any class or series of Shares, each Trustee shall hold office for one year, until the next annual meeting of Shareholders and until his or her successor is duly elected and qualifies. Trustees may be elected to an unlimited number of successive terms.

Section 7.6. Fiduciary Obligations. The Trustees and the Advisor serve in a fiduciary capacity to the Trust and have a fiduciary duty to the Shareholders of the Trust, including, with respect to the Trustees, a specific fiduciary duty to supervise the relationship of the Trust with the Advisor.

Section 7.7. Extraordinary Actions. Notwithstanding any provision of law permitting or requiring any action to be taken or approved by the affirmative vote of the holders of Shares entitled to cast a greater number of votes, any such action shall be effective and valid if declared advisable by the Board of Trustees and taken or approved by the affirmative vote of holders of Shares entitled to cast a majority of all the votes entitled to be cast on the matter.

Section 7.8. Authorization by Board of Share Issuance. The Board of Trustees may authorize the issuance from time to time of Shares of any class or series, whether now or hereafter authorized, or securities or rights convertible into Shares of any class or series, whether now or hereafter authorized, for such consideration as the Board of Trustees may deem advisable (or without consideration in the case of a stock split or stock dividend), subject to such restrictions or limitations, if any, as may be set forth in the Charter or the Bylaws. The issuance of Preferred Shares shall also be approved by a majority of Trustees not otherwise interested in the transaction (and a majority of independent Trustees), who shall have access, at the Trust’s expense, to the Trust’s legal counsel or to independent legal counsel.

Section 7.9. No Preemptive Rights. Except as may be provided by the Board of Trustees in setting the terms of classified or reclassified Shares pursuant to Section 5.4 or as may otherwise be provided by contract approved by the Board of Trustees, no holder of Shares shall have any preemptive right to purchase or subscribe for any additional Shares or any other security of the Trust which it may issue or sell.

Adopted by the Board of Trustees

March 27, 2014

Section 7.10. Determinations by Board.

Section 7.10.1. The determination as to any of the following matters, made in good faith by or pursuant to the direction of the Board of Trustees consistent with the Charter, shall be final and conclusive and shall be binding upon the Trust and every holder of Shares:

(a) the amount of the Net Income of the Trust for any period and the amount of Assets at any time legally available for the payment of dividends, redemption of Shares or the payment of other Distributions on Shares;

(b) the amount of paid-in surplus, Net Assets, other surplus, annual or other cash flow, funds from operations, net profit, Net Assets in excess of capital, undivided profits or excess of profits over losses on sales of Assets;

(c) the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof, whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged;

(d) any interpretation of the terms, preferences, conversion or other rights, voting powers or rights, restrictions, limitations as to dividends or Distributions, qualifications or terms or conditions of redemption of any class or series of Shares;

(e) the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any Asset owned or held by the Trust or any Shares;

(f) the number of Shares of any class of the Trust;

(g) any matter relating to the acquisition, holding and disposition of any Assets by the Trust;

(h) any conflict between the NDCC and the provisions in the NASAA REIT Guidelines; or

(i) any other matter relating to the business and affairs of the Trust or required or permitted by applicable law, the Charter or Bylaws or otherwise to be determined by the Board of Trustees.

Section 7.10.2. Provided, however, that any determination by the Board of Trustees as to any of the matters under Section 7.10.1 shall not render invalid or improper any action taken or omitted prior to such determination and no Trustee shall be liable for making or failing to make such a determination.

Section 7.10.3 Provided, further, that to the extent the Board of Trustees determines that the NDCC conflicts with the provisions in the NASAA REIT Guidelines, the NASAA REIT Guidelines shall control to the extent any provisions of the NDCC are not mandatory.

Section 7.11. REIT Qualification. The Board of Trustees shall use its reasonable best efforts to take such actions as are necessary or appropriate to preserve the status of the Trust as a REIT; however, if the Board of Trustees determines that it is no longer in the best interests of the Trust to continue to be qualified as a REIT, the Board of Trustees may revoke or otherwise terminate the Trust’s REIT election pursuant to Section 856(g) of the Code. The Board of Trustees also may determine that compliance with any restriction or limitation on stock ownership and Transfers set forth in Article VI is no longer required for REIT qualification.

Section 7.12. Removal of Trustees. Subject to the rights of holders of one or more classes or series of Preferred Shares to elect or remove one or more Trustees, any Trustee, or the entire Board of Trustees, may be removed from office at any time, without the necessity for concurrence by the Trustees, but only by the affirmative vote of at least a majority of the Shares entitled to be voted generally in the election of Trustees.

Adopted by the Board of Trustees

March 27, 2014

Section 7.13. Board Action with Respect to Certain Matters. A majority of the Independent Trustees must approve any Board action to which the following sections of the NASAA REIT Guidelines apply: II.A., II.C., II.F., II.G., IV.A., IV.B., IV.C., IV.D., IV.E., IV.F., IV.G., V.E., V.H., V.J., VI.A., VI.B.4, and VI.G.

Section 7.14. Cumulative Rights. No holder of Shares shall have the right to cumulative voting in the election of trustees.

ARTICLE VIII.

ADVISOR

Section 8.1. Appointment and Initial Investment of Advisor. If the Board of Trustees appoints, employs or contracts with a Person, including a Person Affiliated with any Trustee, as an Advisor and grants or delegates such authority to the Advisor as the Board of Trustees may, in its sole discretion, deem necessary or desirable, the term of retention of any Advisor shall not exceed one year, although there is no limit to the number of times that a particular Advisor may be retained. The Advisor or any Affiliate which holds the Initial Investment may not sell this Initial Investment while the Advisor or its Affiliate serves as the Advisor, but may Transfer the Initial Investment to other Affiliates.

Section 8.2. Supervision of Advisor.

Section 8.2.1. The Board of Trustees shall evaluate the performance of the Advisor before entering into or renewing an Advisory Agreement, and the criteria used in such evaluation shall be reflected in the minutes of the meetings of the Board of Trustees.

Section 8.2.2. The Board of Trustees may exercise broad discretion in allowing the Advisor to administer and regulate the operations of the Trust, to act as agent for the Trust, to execute documents on behalf of the Trust and to make executive decisions that conform to general policies and principles established by the Board of Trustees.

Section 8.2.3. The Board of Trustees shall monitor the Advisor to assure that the administrative procedures, operations and programs of the Trust are in the best interests of the Shareholders and are fulfilled.

Section 8.2.4. The Independent Trustees are responsible for reviewing the fees and expenses of the Trust at least annually or with sufficient frequency to determine that the expenses incurred are reasonable in light of the investment performance of the Trust, its Net Assets, its Net Income and the fees and expenses of other comparable unaffiliated REITs. Each such determination shall be reflected in the minutes of the meetings of the Board.

Section 8.2.5. The Independent Trustees also will be responsible for reviewing, from time to time and at least annually, the performance of the Advisor and determining that compensation to be paid to the Advisor is reasonable in relation to the nature and quality of services performed and the investment performance of the Trust and that the provisions of the Advisory Agreement are being carried out. Specifically, the Independent Trustees will consider factors such as (a) the amount of the fee paid to the Advisor in relation to the size, composition and performance of the Assets, (b) the success of the Advisor in generating opportunities that meet the investment objectives of the Trust, (c) rates charged to other REITs and to investors other than REITs by advisors performing the same or similar services, (d) additional revenues realized by the Advisor and its Affiliates through their relationship with the Trust, including loan, administration, underwriting or broker commissions, servicing, engineering, inspection and other fees, whether paid by the Trust or by others with whom the Trust does business, (e) the quality and extent of service and advice furnished by the Advisor, (f) the performance of the Assets, including income, conservation or appreciation of capital, frequency of problem investments and competence in dealing with distress situations, and (g) the quality of the Assets relative to the investments generated by the Advisor for its own account. The Independent Trustees may also consider all other factors that they deem relevant, and the findings of the Independent Trustees on each of the factors considered shall be recorded in the minutes of the Board of Trustees.

Section 8.2.6. The Board of Trustees shall determine whether any successor Advisor possesses sufficient qualifications to perform the advisory function for the Trust and whether the compensation provided for in its contract with the Trust is justified.

Section 8.3. Fiduciary Obligations. The Advisor shall have a fiduciary responsibility and duty to the Trust and to the Shareholders.

Adopted by the Board of Trustees

March 27, 2014

Section 8.4. Affiliation and Functions. The Board, by resolution or in the Bylaws, may provide guidelines, provisions or requirements concerning the affiliation and functions of the Advisor.

Section 8.5. Term and Termination. The Advisory Agreement shall have a term of no more than one year, subject to an unlimited number of successive one-year renewals upon mutual consent of the parties. Either a majority of the Independent Trustees or the Advisor may terminate the Advisory Agreement on 60 days’ written notice without cause or penalty, and, in such event, the Advisor will cooperate with the Trust and take all reasonable steps requested to assist the Board in making an orderly transition of the advisory function.

Section 8.6. Disposition Fee on Sale of Property. If and as approved by the Board, the Trust may pay the Advisor a disposition fee upon the Sale of any Property in an amount up to one-half of the Competitive Real Estate Commission, but in no event can such amount exceed 3% of the contracted for sales price of such Property or Properties. Payment of such fee may be made only if the Advisor provides a substantial amount of services in connection with the Sale of a Property or Properties, as determined by a majority of the Independent Trustees. In addition, the amount paid when added to all other real estate commissions paid to unaffiliated parties in connection with such Sale shall not exceed the lesser of the Competitive Real Estate Commission or an amount equal to 6% of the contracted for sales price of such Property or Properties.

Section 8.7. Incentive Fees. If and as approved by the Board, the Trust may pay the Advisor an interest in the gain from the Sale of Assets, for which full consideration is not paid in cash or property of equivalent value, provided the amount or percentage of such interest is reasonable. Such an interest in gain from the Sale of Assets shall be considered presumptively reasonable if it does not exceed 15% of the balance of such net proceeds remaining after payment to Shareholders, in the aggregate, of an amount equal to 100% of the Invested Capital plus an amount equal to 6% of the Invested Capital per annum cumulative. In the case of multiple Advisors, such Advisor and any of their Affiliates shall be allowed such fees provided such fees are distributed by a proportional method reasonably designed to reflect the value added to the Trust’s Assets by each respective Advisor or any Affiliate.

Section 8.8. Organization and Offering Expenses Limitation. If and as approved by the Board, the Trust shall reimburse the Advisor and its Affiliates for Organization and Offering Expenses incurred by the Advisor or its Affiliates; provided, however, that the total amount of all Organization and Offering Expenses shall be reasonable and shall in no event exceed 15% of the Gross Proceeds of each Offering.

Section 8.9. Acquisition Fees and Expenses. If and as approved by the Board, the Trust may pay the Advisor and its Affiliates fees for the review and evaluation of potential investments in Assets; provided, however, that the total of all Acquisition Fees and Acquisition Expenses shall be reasonable and shall not exceed an amount equal to 6% of the Contract Purchase Price or, in the case of a Mortgage, 6% of the funds advanced; provided, however, that a majority of the Trustees, including a majority of the Independent Trustees, not otherwise interested in the transaction may approve fees and expenses in excess of this limit if they determine the transaction to be commercially competitive, fair and reasonable to the Trust.

Section 8.10. Reimbursement for Total Operating Expenses. Unless otherwise provided in any resolution adopted by the Board of Trustees, the Trust may reimburse the Advisor, at the end of each month, for Total Operating Expenses incurred by the Advisor; provided, however that the Trust shall not reimburse the Advisor at the end of any fiscal quarter for Total Operating Expenses that, in the four consecutive fiscal quarters then ended, exceed the greater of 2% of Average Invested Assets or 25% of Net Income (the “2%/25% Guidelines”) for such 12 month period. The Independent Trustees shall have the responsibility of limiting Total Operating Expenses to amounts that do not exceed the 2%/25% Guidelines unless they have made a finding that, based on such unusual and non-recurring factors that they deem sufficient, a higher level of expenses (an “Excess Amount”) is justified. Within 60 days after the end of any fiscal quarter of the Trust for which there is an Excess Amount which the Independent Trustees conclude was justified and reimbursable to the Advisor, there shall be sent to the Shareholders a written disclosure of such fact, together with an explanation of the factors the Independent Trustees considered in determining that such Excess Amount was justified. Any such finding and the reasons in support thereof shall be reflected in the minutes of the meetings of the Board of Trustees. In the event that the Independent Trustees do not determine that excess expenses are justified, the Advisor shall reimburse the Trust the amount by which the expenses exceeded the 2%/25% Guidelines.

Section 8.11. Reimbursement Limitation. The Trust shall not reimburse the Advisor or its Affiliates for services for which the Advisor or its Affiliates are entitled to compensation in the form of a separate fee.

Adopted by the Board of Trustees

March 27, 2014

ARTICLE IX.

INVESTMENT OBJECTIVES AND LIMITATIONS

Section 9.1. Investment Objectives.

Section 9.1.1. The Trust’s primary investment objectives are: (a) to generate an attractive level of current income for distribution to the Shareholders; (b) to provide the Shareholders with the potential for long-term capital appreciation; and (c) to offer an investment option in which the per share price volatility is correlated to real estate as an asset class rather than traditional asset classes such as stocks and bonds.

Section 9.1.2. By resolution, the Board may change or otherwise amend the investment objectives of the Trust as provided in Section 9.1.1 herein only with the approval of a majority of the Shares entitled to vote as provided in Section 11.2 herein.

Section 9.1.3. The sheltering from tax of income from other sources is not an objective of the Trust.

Section 9.1.4. Subject to the restrictions set forth herein, the Board will use its reasonable best efforts to conduct the affairs of the Trust in such a manner as to continue to qualify the Trust for the tax treatment provided in the REIT Provisions of the Code unless and until the Board determines, in its sole discretion, that REIT qualification is not in the best interests of the Trust; provided, however, that no Trustee, officer, employee or agent of the Trust shall be liable for any act or omission resulting in the loss of tax benefits under the Code, except to the extent provided in Section 12.2 hereof.

Section 9.2. Review of Investment and Borrowing Policies. The Independent Trustees shall review the policies of the Trust regarding investments and borrowing with sufficient frequency (not less often than annually) to determine that the policies being followed by the Trust are in the best interests of its Shareholders. Each such determination and the basis therefor shall be set forth in the minutes of the meetings of the Board.

Section 9.3. Operation of Business. The Trust shall not engage in any material business activities or operations other than through the Operating Partnership or other direct or indirect subsidiaries of the Trust. Notwithstanding the foregoing, the Trust shall have the power to do all things related in any manner or incidental to (i) its status, powers, duties and responsibilities as the general partner of the Operating Partnership, (ii) its ownership interest in any direct or indirect subsidiaries of the Trust, (iii) capital raising, shareholder servicing and investment management activities, including, without limitation, activities related to the issuance and redemption of Securities, and (iv) its operation as a REIT, status as a North Dakota trust and compliance with all applicable laws, rules and regulations.

Section 9.4. Certain Permitted Investments. Unless and until such time as the Common Shares are Listed, the following investment limitations shall apply:

(a) The Trust may invest in Assets. The consideration to be paid for Real Property acquired by the Trust shall ordinarily be based on the fair market value of the Real Property as determined by a majority of Trustees. In cases in which a majority of Independent Trustees or a duly authorized committee so determines, and in all cases in which the transaction is with the Advisor, Sponsor, Trustees, or any Affiliates thereof, such fair market value shall be as determined by an Independent Appraiser selected by the Independent Trustees.

(b) The Trust may invest in Joint Ventures with the Sponsor, Advisor, one or more Trustees or any Affiliate, only if a majority of Trustees (including a majority of Independent Trustees) not otherwise interested in the transaction, approve such investment as being fair and reasonable to the Trust and on substantially the same terms and conditions as those received by the other joint venturers.

(c) The Trust may not invest in equity securities except to the extent that such investment is within the specific parameters set forth in the investment guidelines approved by a majority of Trustees (including a majority of Independent Trustees) as being fair, competitive and commercially reasonable.

Adopted by the Board of Trustees

March 27, 2014

Section 9.5. Investment Limitations. In addition to other investment restrictions imposed by the Board of Trustees from time to time consistent with the Trust’s objective of qualifying as a REIT, the following investment limitations shall apply to the Trust until such time as the Common Shares are Listed:

(a) Not more than 10% of the Trust’s total Assets shall be invested in Unimproved Real Property or mortgage loans on Unimproved Real Property.

(b) The Trust shall not invest in commodities or commodity future contracts. This limitation is not intended to apply to futures contracts when used solely for hedging purposes in connection with the Trust’s ordinary business of investing in Real Estate and Mortgages.

(c) The Trust shall not invest in or make any Mortgage unless an appraisal is obtained concerning the underlying property except for those loans insured or guaranteed by a government or government agency. In cases in which a majority of Independent Trustees so determine, and in all cases in which the transaction is with the Advisor, Sponsor, Trustees, or any Affiliates thereof, such appraisal of the underlying property must be obtained from an Independent Appraiser. Such appraisal shall be maintained in the Trust’s records for at least five years and shall be available for inspection and duplication by any Shareholder for a reasonable charge. In addition to the appraisal, a mortgagee’s or owner’s title insurance policy or commitment as to the priority of the Mortgage or condition of the title must be obtained.

(d) The Trust shall not invest in real estate contracts of sale, otherwise known as land sale contracts, unless such contracts of sale are in recordable form and appropriately recorded in the chain of title.

(e) The Trust shall not make or invest in any mortgage loans, including a construction loan, on any one property if the aggregate amount of all mortgage loans outstanding on the property, including the loans of the Trust, would exceed an amount equal to 85% of the appraised value of the property as determined by appraisal unless substantial justification exists because of the presence of other underwriting criteria. For purposes of this subsection, the “aggregate amount of all mortgage loans outstanding on the property, including the loans of the Trust” shall include all interest (excluding contingent participation in income and/or appreciation in value of the mortgaged property), the current payment of which may be deferred pursuant to the terms of such loans, to the extent that deferred interest on each loan exceeds 5% per annum of the principal balance of the loan.

(f) The Trust shall not invest in mortgage loans on real property that are subordinate to any mortgage or equity interest of the Advisor, any Trustee, the Sponsor or any Affiliate of the Trust.

(g) The Trust shall not issue (i) redeemable equity securities (except that Shareholders may offer their Common Shares to the Trust pursuant to any repurchase plan adopted by the Board on terms outlined in the Prospectus relating to any Offering, as such plan is thereafter amended in accordance with its terms); (ii) debt Securities unless the historical debt service coverage (in the most recently completed fiscal year) as adjusted for known changes is sufficient to properly service that higher level of debt; (iii) options or warrants to purchase the Trust’s Shares to the Advisor, Trustees, Sponsor or any Affiliate thereof except on the same terms as such options or warrants are sold to the general public. Options or warrants may be issued to Persons other than the Advisor, Trustees, Sponsor or any Affiliate thereof, but not at exercise prices less than the fair market value of the underlying Securities on the date of grant and not for consideration (which may include services) that in the judgment of the Independent Trustees has a market value less than the value of such option or warrant on the date of grant. Options or warrants issuable to the Advisor, Trustees, Sponsor or any Affiliate thereof shall not exceed 10% of the outstanding Shares on the date of grant; or (iv) equity Securities on a deferred payment basis or under similar arrangements.

(h) The aggregate Leverage shall be reasonable in relation to the Net Assets and shall be reviewed by the Board at least quarterly. The maximum amount of such Leverage in relation to Net Assets shall not exceed 300%. Notwithstanding the foregoing, Leverage may exceed such limit if any excess in borrowing over such level is approved by a majority of the Independent Trustees as appropriate. Any such excess borrowing shall be disclosed to Shareholders in the next quarterly report of the Trust following such borrowing, along with justification for such excess.

(i) The Trust will continually review its investment activity to attempt to ensure that it is not classified as an “investment company” under the Investment Company Act of 1940, as amended.

Adopted by the Board of Trustees

March 27, 2014

(j) The Trust will not make any investment that the Trust believes will be inconsistent with its objectives of qualifying and remaining qualified as a REIT unless and until the Board determines, in its sole discretion, that REIT qualification is not in the best interests of the Trust.

(k) The Trust shall not engage in trading, except for the purpose of short-term investments.

(l) The Trust shall not engage in underwriting or the agency distribution of securities issued by others.

(m) The Trust shall not invest in the securities of any entity holding investments or engaging in activities prohibited by this Charter.

ARTICLE X.

CONFLICTS OF INTEREST

Section 10.1. Sales and Leases to the Trust. The Trust may purchase or lease any Real Property from the Sponsor, the Advisor, a Trustee or any Affiliate thereof upon a finding by a majority of Trustees (including a majority of Independent Trustees) not otherwise interested in the transaction that such transaction is fair and reasonable to the Trust and at a price to the Trust no greater than the cost of the Asset to such Sponsor, Advisor, Trustee or Affiliate, or, if the price to the Trust is in excess of such cost, that substantial justification for such excess exists and such excess is reasonable. In no event shall the purchase price of any Property to the Trust exceed its current appraised value.

Section 10.2. Sales and Leases to the Sponsor, Advisor, Trustees or Affiliates. The Sponsor, Advisor, Trustee or Affiliate thereof may purchase or lease Assets from the Trust if a majority of Trustees (including a majority of Independent Trustees) not otherwise interested in the transaction determine that the transaction is fair, competitive and commercially reasonable to the Trust.

Section 10.3. Other Transactions.

Section 10.3.1. The Trust shall not engage in any other transaction with the Sponsor, the Advisor, a Trustee or any Affiliates thereof unless a majority of the Trustees (including a majority of the Independent Trustees) not otherwise interested in such transaction approve such transaction as fair and reasonable to the Trust and on terms and conditions not less favorable to the Trust than those available from unaffiliated third parties, other than transactions involving marketable securities at market prices consistent with the investment guidelines approved by a majority of the Trustees (including a majority of the Independent Trustees).

Section 10.3.2. The Trust shall not be permitted to make loans or investments to the Sponsor, the Advisor, a Trustee, or any Affiliates, including Mortgages pursuant to the terms of Section 9.4, unless such loans or investments are approved by a majority of the Trustees (including a majority of the Independent Trustees) not otherwise interested in such transaction. In all cases, such transactions shall be commercially reasonable and on terms no less favorable to the Trust than such transactions between unaffiliated parties under the same circumstances.

Section 10.3.3. The Sponsor, Advisor, Trustees and any Affiliates thereof shall not make loans to the Trust, or to joint ventures in which the Trust is a co-venturer, unless approved by a majority of the Trustees (including a majority of the Independent Trustees) not otherwise interested in such transaction as fair, competitive, and commercially reasonable, and no less favorable to the Trust than comparable loans between unaffiliated parties.

Section 10.4. Review of Investment Opportunities. The Board of Trustees shall determine (not less often than annually) whether the method for the allocation of the acquisition of real properties between the Trust and other programs affiliated with the Sponsor or Advisor is fairly applied to the Trust.

Adopted by the Board of Trustees

March 27, 2014

ARTICLE XI.

SHAREHOLDERS

Section 11.1. Meetings.

Section 11.1.1. There shall be an annual meeting of the Shareholders, to be held on such date and at such time and place as shall be determined by or in the manner prescribed in the Bylaws, at which the Trustees shall be elected and any other proper business may be conducted; provided that such annual meeting will be held upon reasonable notice and within a reasonable period (not less than 30 days) following delivery of the annual report.

Section 11.1.2. The holders of a majority of the Shares entitled to vote at such meeting who are present in person or by proxy at an annual meeting at which a quorum is present, may, without the necessity for concurrence by the Board, vote to elect the Trustees.

Section 11.1.3. A quorum shall be the presence in person or by proxy of Shareholders holding at least a majority of the Shares entitled to be voted at such meeting on any matter.

Section 11.1.4. Special meetings of Shareholders may be called in the manner provided in the Bylaws, including by the chief executive officer, a majority of the Trustees or a majority of the Independent Trustees, and shall be called by the secretary of the Trust upon the written request of Shareholders holding in the aggregate not less than 10% of outstanding Shares of the Trust entitled to be voted at such meeting. Upon receipt of a written request, either in person or by mail, stating the purposes of the meeting, the Trust shall provide all Shareholders within 10 day after receipt of such request, written notice, either in person or by mail, of a meeting and the purposes of such meeting to be held on a date not less than 15 days nor more than 60 days after the delivery of such notice. If the meeting is called by written request of Shareholders as described in this Section 11.1.4., the special meeting shall be held at the time and place specified in the Shareholder request; provided, however, that if none is so specified, at such time and place convenient to the Shareholders. If there are no Trustees, the officers of the Trust shall promptly call a special meeting of the Shareholders entitled to vote for the election of successor Trustees. Any meeting may be adjourned and reconvened as the Board may determine or as otherwise provided in the Bylaws.

Section 11.2. Voting Rights of Shareholders.

Section 11.2.1. Subject to the provisions of any class or series of Shares then outstanding and the mandatory provisions of any applicable laws or regulations, the Shareholders shall be entitled to vote (by a vote of the holders of a majority of the outstanding Shares), without the necessity for concurrence by the Board of Trustees, on the following matters as provided in this Charter: (a) election or removal of Trustees as provided in Sections 11.1, 7.5 and 7.12 hereof; (b) amendment of the Charter as provided in Article XIII hereof, (c) dissolution of the Trust and (d) such other matters with respect to which the Board of Trustees has adopted a resolution declaring that a proposed action is advisable and directing that the matter be submitted to the Shareholders for approval or ratification. Except with respect to the foregoing matters, no action taken by the Shareholders at any meeting shall in any way bind the Board.

Section 11.2.2. Without the concurrence of Shareholders holding a majority of the outstanding Shares, the Board of Trustees may not: (a) amend the Charter, except for amendments which do not adversely affect the rights, preferences and privileges of the Shareholders including amendments to provisions relating to Trustee qualifications, fiduciary duty, liability and indemnification, conflicts of interest, investment policies or investment restrictions; (b) sell all or substantially all of the Trust’s Assets other than in the ordinary course of the Trust’s business or in connection with liquidation and dissolution; (c) cause the merger or reorganization of the Trust except as permitted by law; or (d) dissolve or liquidate the Trust.

Section 11.3. Voting Limitations on Shares Held by the Advisor, Trustees and Affiliates. With respect to Shares owned by the Advisor, Trustees, or any of their Affiliates, neither the Advisor, Trustees, nor any of their Affiliates may vote or consent on matters submitted to the Shareholders regarding the removal of the Advisor, Trustees or any of their Affiliates or any transaction between the Trust and any of them. In determining the requisite percentage in interest of Shares necessary to approve a matter on which the Advisor, Trustees and any of their Affiliates may not vote or consent, any Shares owned by any of them shall not be included.

Adopted by the Board of Trustees

March 27, 2014

Section 11.4. Right of Inspection. Any Shareholder and any designated representative thereof shall be permitted access to the records of the Trust to which it is entitled under applicable law at all reasonable times, and may inspect and copy any of them for a reasonable charge. Inspection of the Trust’s books and records by the office or agency administering the securities laws of a jurisdiction shall be provided upon reasonable notice and during normal business hours.

Section 11.5. Access to Shareholder List.

Section 11.5.1. The Shareholder List shall be maintained as part of the books and records of the Trust and shall be available for inspection by any Shareholder or the Shareholder’s designated agent at the home office of the Trust upon the request of such Shareholder. The Shareholder List shall be updated at least quarterly to reflect changes in the information contained therein.

Section 11.5.2. A copy of the Shareholder List shall be mailed to any Shareholder so requesting within ten days of receipt of the request by the Trust. The copy of the Shareholder List shall be printed in alphabetical order, on white paper, and in a readily readable type size (in no event smaller than ten-point type). The Trust may impose a reasonable charge for copy work. A Shareholder may request a copy of the Shareholder List for reasons including, but not limited to, matters relating to Shareholders’ voting rights and the exercise of Shareholder rights under federal proxy laws.

Section 11.5.3. If the Advisor or the Board neglects or refuses to exhibit, produce or mail a copy of the Shareholder List as requested, the Advisor and/or the Board, as the case may be, shall be liable to any Shareholder requesting the Shareholder List for the costs, including reasonable attorneys’ fees, incurred by that Shareholder for compelling the production of the Shareholder List, and for actual damages suffered by such Shareholder by reason of such refusal or neglect. It shall be a defense that the actual purpose and reason for the requests for inspection or for a copy of the Shareholder List is to secure the Shareholder List or other information for the purpose of selling the Shareholder List or copies thereof, or of using the same for a commercial purpose other than in the interest of the applicant as a Shareholder relative to the affairs of the Trust. The Trust may require the Shareholder requesting the Shareholder List to represent that the Shareholder List is not requested for a commercial purpose unrelated to the Shareholder’s interest in the Trust. The remedies provided hereunder to Shareholders requesting copies of the Shareholder List are in addition to and shall not in any way limit other remedies available to Shareholders under federal law or the laws of any state.

Section 11.6. Reports.

Section 11.6.1. The Trust shall cause to be prepared and mailed or delivered to each Shareholder as of a record date after the end of the fiscal year and each holder of other publicly held Securities within 120 days after the end of the fiscal year to which it relates an annual report for each fiscal year that shall include:

(a) financial statements prepared in accordance with generally accepted accounting principles which are audited and reported on by independent certified public accountants;

(b) the ratio of the costs of raising capital during the period to the capital raised;

(c) the aggregate amount of advisory fees and the aggregate amount of other fees paid to the Advisor and any Affiliate of the Advisor by the Trust and including fees or charges paid to the Advisor and any Affiliate of the Advisor by third parties doing business with the Trust;

(d) the Total Operating Expenses of the Trust, stated as a percentage of Average Invested Assets and as a percentage of its Net Income;

(e) a report from the Independent Trustees that the policies being followed by the Trust are in the best interests of its Shareholders and the basis for such determination; and

(f) separately stated, full disclosure of all material terms, factors and circumstances surrounding any and all transactions involving the Trust, Trustees, Advisors, Sponsors and any Affiliate thereof occurring in the year for which the annual report is made. Independent Trustees shall be specifically charged with a duty to examine and comment in the report on the fairness of such transactions.

Adopted by the Board of Trustees

March 27, 2014

Section 11.6.2. In addition, the Trustees, including the Independent Trustees, are required to take reasonable steps to insure that the above requirements are met.

ARTICLE XII.

LIABILITY LIMITATION AND INDEMNIFICATION

Section 12.1. Limitation of Shareholder Liability. No Shareholder shall be liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to the Trust by reason of his being a Shareholder, nor shall any Shareholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any Person in connection with the Assets or the affairs of the Trust by reason of his being a Shareholder.

Section 12.2. Limitation of Trustee and Officer Liability.

(a) Subject to any limitations set forth under North Dakota law or in paragraph (b) below, no Trustee or officer of the Trust shall be liable to the Trust or its Shareholders for money damages. Neither the amendment nor repeal of this Section 12.2(a), nor the adoption or amendment of any other provision of the Charter or Bylaws inconsistent with this Section 12.2(a), shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

(b) Notwithstanding anything to the contrary contained in paragraph (a) above, the Trust shall not provide that a Trustee, the Advisor or any of their Affiliates (the “Indemnitee”) be held harmless for any loss or liability suffered by the Trust, unless all of the following conditions are met:

(i) The Indemnitee has determined, in good faith, that the course of conduct that caused the loss or liability was in the best interests of the Trust.

(ii) The Indemnitee was acting on behalf of or performing services for the Trust.

(iii) Such liability or loss was not the result of (A) negligence or misconduct by the Trustees (excluding Independent Trustees), the Advisor or any of their Affiliates or (B) gross negligence or willful misconduct by the Independent Trustees.

(iv) Such agreement to hold harmless is recoverable only out of Net Assets and not from the Shareholders.

Section 12.3. Indemnification.

(a) Subject to any limitations set forth under North Dakota law or in paragraph (b) or (c) below, the Trust shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (i) any individual who is a present or former Trustee or officer of the Trust and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity, (ii) any individual who, while a Trustee or officer of the Trust and at the request of the Trust, serves or has served as a trustee, officer, partner or trustee of another trust, REIT, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity or (iii) the Advisor of any of its Affiliates acting as an agent of the Trust. The Trust may, with the approval of the Board of Trustees or any duly authorized committee thereof, provide such indemnification and advance for expenses to a Person who served a predecessor of the Trust in any of the capacities described in (i) or (ii) above and to any employee or agent of the Trust or a predecessor of the Trust. The Board may take such action as is necessary to carry out this Section 12.3(a). No amendment of the Charter or repeal of any of its provisions shall limit or eliminate the right of indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.

Adopted by the Board of Trustees

March 27, 2014

(b) Notwithstanding anything to the contrary contained in paragraph (a) above, the Trust shall not provide for indemnification of an Indemnitee for any liability or loss suffered by such Indemnitee, unless all of the following conditions are met:

(i) The Indemnitee has determined, in good faith, that the course of conduct that caused the loss or liability was in the best interests of the Trust.

(ii) The Indemnitee was acting on behalf of or performing services for the Trust.

(iii) Such liability or loss was not the result of (A) negligence or misconduct by the Trustees (excluding Independent Trustees), the Advisor or any of their Affiliates or (B) gross negligence or willful misconduct by the Independent Trustees.

(iv) Such agreement to hold harmless is recoverable only out of Net Assets and not from the Shareholders.

(c) Notwithstanding anything to the contrary contained in paragraph (a) above, the Trust shall not provide indemnification for any loss, liability or expense arising from or out of an alleged violation of federal or state securities laws by such party unless one or more of the following conditions are met: (i) there has been a successful adjudication on the merits of each count involving alleged material securities law violations as to the Indemnitee, (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the Indemnitee; or (iii) a court of competent jurisdiction approves a settlement of the claims against the Indemnitee and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the Securities and Exchange Commission and of the published position of any state securities regulatory authority in which Securities of the Trust were offered or sold as to indemnification for violations of securities laws.

Section 12.4. Payment of Expenses. The Trust may pay or reimburse reasonable legal expenses and other costs incurred by an Indemnitee in advance of final disposition of a legal action for which indemnification is being sought only if all of the following are satisfied: (a) the legal action relates to acts or omissions with respect to the performance of duties or services on behalf of the Trust, (b) the legal action was initiated by a third party who is not a Shareholder or is initiated by a Shareholder of the Trust acting in his or her capacity as such and a court of competent jurisdiction approves such advancement, (c) the Indemnitee provides the Trust with a written undertaking to repay the amount paid or reimbursed by the Trust, together with the applicable legal rate of interest thereon, in cases in which such Indemnitee is found not to be entitled to indemnification; and (d) the Indemnitee provides the Trust with written affirmation of the Indemnitee’s good faith belief that the Indemnitee has met the standard of conduct necessary for indemnification by the Trust as authorized by Section 12.3 hereof.

Section 12.5. Express Exculpatory Clauses in Instruments. Neither the Shareholders nor the Trustees, officers, employees or agents of the Trust shall be liable under any written instrument creating an obligation of the Trust by reason of their being Shareholders, Trustees, officers, employees or agents of the Trust, and all Persons shall look solely to the Trust’s assets for the payment of any claim under or for the performance of that instrument. The omission of the foregoing exculpatory language from any instrument shall not affect the validity or enforceability of such instrument and shall not render any Shareholder, Trustee, officer, employee or agent liable thereunder to any third party, nor shall the Trustees or any officer, employee or agent of the Trust be liable to anyone as a result of such omission.

ARTICLE XIII.

AMENDMENTS

The Trust reserves the right from time to time to make any amendment to the Charter, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in the Charter, of any Shares. All rights and powers conferred by the Charter on Shareholders, Trustees and officers are granted subject to this reservation. Except for those amendments permitted to be made without Shareholder approval under North Dakota law or by specific provision in the Charter, including Section 11.2, any amendment to the Charter shall be valid only if approved by the affirmative vote of a majority of all Shares entitled to be voted on the matter, including without limitation, any amendment which would adversely affect the rights, preferences and privileges of the Shareholders (or any other amendment of the Charter that would have the effect of amending the same).

Adopted by the Board of Trustees

March 27, 2014

ARTICLE XIV.

ROLL-UP TRANSACTIONS

Section 14.1. Roll-Up Transaction. In connection with any proposed Roll-Up Transaction, an appraisal of all of the Trust’s Assets shall be obtained from a competent Independent Appraiser. If the appraisal will be included in a Prospectus used to offer the securities of a Roll-Up Entity, the appraisal shall be filed with the Securities and Exchange Commission and the states as an exhibit to the registration statement for the offering. The Trust’s Assets shall be appraised on a consistent basis, and the appraisal shall be based on the evaluation of all relevant information and shall indicate the value of the Assets as of a date immediately prior to the announcement of the proposed Roll-Up Transaction. The appraisal shall assume an orderly liquidation of the Assets over a twelve-month period. The terms of the engagement of the Independent Appraiser shall clearly state that the engagement is for the benefit of the Trust and the Shareholders. A summary of the appraisal, indicating all material assumptions underlying the appraisal, shall be included in a report to Shareholders in connection with a proposed Roll-Up Transaction. In connection with a proposed Roll-Up Transaction, the Person sponsoring the Roll-Up Transaction shall offer to Shareholders who vote against the proposed Roll-Up Transaction the choice of:

(a) accepting the securities of a Roll-Up Entity offered in the proposed Roll-Up Transaction; or

(b) one of the following:

(i) remaining as Shareholders of the Trust and preserving their interests therein on the same terms and conditions as existed previously; or

(ii) receiving cash in an amount equal to the Shareholder’s pro rata share of the appraised value of the Net Assets of the Trust.

Section 14.2. Prohibited Roll-Up Transactions. The Trust is prohibited from participating in any proposed Roll-Up Transaction:

(a) which would result in the Shareholders having voting rights in a Roll-Up Entity that are less than the rights provided for in Sections VI.A, VI.B, VI.C., VI.D. and VI.E. of the NASAA REIT Guidelines;

(b) which includes provisions that would operate to materially impede or frustrate the accumulation of shares by any purchaser of the securities of the Roll-Up Entity (except to the minimum extent necessary to preserve the tax status of the Roll-Up Entity), or which would limit the ability of an investor to exercise the voting rights of its securities of the Roll-Up Entity on the basis of the number of Shares held by that investor;

(c) in which investor’s rights to access of records of the Roll-Up Entity will be less than those described in Sections 11.4 and 11.5 hereof; or

(d) in which any of the costs of the Roll-Up Transaction would be borne by the Trust if the Roll-Up Transaction is not approved by the Shareholders.

ARTICLE XV.

DURATION

The Trust shall continue perpetually unless dissolved pursuant to any applicable provision of the NDCC.

Adopted by the Board of Trustees

March 27, 2014

PROXY
FOR THE INREIT REAL ESTATE INVESTMENT TRUST ANNUAL MEETING
OF SHAREHOLDERS TO BE HELD JUNE 19, 2014

This Proxy is solicited on behalf of the Board of Trustees of INREIT Real Estate Investment Trust ("INREIT").

The undersigned, revoking all prior proxies, hereby appoints Bradley J. Swenson and Angie D. Stock, or either of them, as proxy or proxies, with full power of substitution and revocation, to vote all common shares of INREIT of record in the name of the undersigned at the close of business on April 15, 2014 at the 2014 Annual Meeting of Shareholders to be held on Thursday, June 19, 2014 at 6:00 p.m., Central Standard Time, at the Holiday Inn located at 3803 13th Avenue South, Fargo, North Dakota 58103, or any adjournment or postponements thereof, upon matters listed below. I authorize the proxy to vote as his discretion may dictate on the transaction of such other business as may properly come before the 2014 Annual Meeting of Shareholders or any adjournment or postponements thereof.

Please mark, sign and date your proxy card and return it in the postage-paid envelope we have provided.

Proposal No. 1:

The Board of Trustees recommends you vote "For" the following trustee nominees.

Election of the following to the Board of Trustees until the next annual meeting and until their successors are duly elected and qualified:

01) Clifford Fearing	For ______	Withhold ______
02) Bruce W. Furness	For ______	Withhold ______
03) James R. Hansen	For ______	Withhold ______
04) Timothy Haugen	For ______	Withhold ______
05) Timothy Hunt	For ______	Withhold ______
06) Kenneth P. Regan	For ______	Withhold ______
07) Richard Savageau	For ______	Withhold ______
08) James S. Wieland	For ______	Withhold ______
09) Lance R. Wolf	For ______	Withhold ______

Proposal No. 2:

_____ **For** _____ **Against** _____ **Abstain**

Proposal No. 3:

_____ **For** _____ **Against** _____ **Abstain**

When signing as attorney, executor, administrator, trustee, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Print Name of Shareholder ______________________ Number of Shares ______________________

Signature of Shareholder ______________________ Date ______________________

Signature of Joint Owner (if any) ______________________ Date ______________________